                                                   Registration Number 333-51035

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM  S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                         Post-Effective Amendment No. 2

                AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                      AMERICAN NATIONAL INSURANCE COMPANY
                           (Exact Name of Depositor)
                                One Moody Plaza
                            Galveston, Texas  77550
         (Complete Address of Depositor's Principal Executive Offices)


             Rex D. Hemme                                With copy to:
        Vice President, Actuary                          -------------
           American National                             Jerry L. Adams
           Insurance Company                       Greer, Herz & Adams, L.L.P.
            One Moody Plaza                        One Moody Plaza, 18th Floor
        Galveston, Texas  77550                      Galveston, Texas 77550
(Name and Address of Agent for Service)


=================================================================

Declaration Required By Rule 24f-2(a)(1): An indefinite number of securities of the Registrant has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Notice required by Rule 24f-2(b)(1) has been filed in the Office of the Securities and Exchange Commission on March 31, 1999 for the Registrant's fiscal year ending
December 31, 1998.

=================================================================
It is proposed that this filing will become effective (check appropriate box):


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[x]  on May 1, 1999 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on  (date) pursuant to paragraph (a)(1) of Rule 485

[X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: Variable Life Insurance Policies

WEALTHQUEST(TM) SHIELD VARIABLE LIFE
ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY
HOME OFFICE ONE MOODY PLAZA GALVESTON TEXAS 77550
PROSPECTUS MAY 1, 1999 1-800-306-2959

This prospectus describes a variable life insurance policy offered by American National Insurance Company. The policy provides life insurance protection with cash value that can be obtained by surrendering the policy or requesting a policy loan. The death benefits available under your policy can increase if the value of the policy increases.

Generally, the policy will be a Modified Endowment Contract for federal income tax purposes. Therefore, all policy loans, assignments and surrenders are treated first as distributions of taxable income and then as a return of your basis or investment in the policy. In addition, prior to your reaching age
59 1/2, these distributions generally would be subject to a 10% penalty tax.

The minimum initial premium is $10,000. Additional premiums may be paid, subject to certain limitations. The value of your policy will vary with the investment performance of investment options you choose. You can choose to have your net premium payments (premium payments less applicable charges) allocated to subaccounts of the American National Variable Life Separate Account and to our general account. Each subaccount invests in a corresponding portfolio of American National Investment Accounts, Inc., Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, MFS Variable Insurance Trust, Van Eck Worldwide Insurance Trust, Federated Insurance Series, and Lazard Retirement Series, Inc. The portfolios currently available for purchase by the subaccounts are:

 . AN Money Market                    . MFS Emerging Growth Series
 . AN Growth                          . MFS Research Series
 . AN Balanced                        . MFS Growth With Income Series
 . AN Managed                         . Van Eck Hard Assets
 . T. Rowe Price Equity Income        . Van Eck Worldwide Emerging Markets
 . T. Rowe Price Mid-Cap Growth       . Federated Utility Fund II
 . T. Rowe Price International Stock  . Federated Growth Strategies Fund II
 . T. Rowe Price Limited-Term Bond    . Federated Fund for U.S.
 . VIP Contrafund                     . Government Securities II
 . VIP Asset Manager: Growth          . Federated High Income Bond Fund II
 . VIP Asset Manager                  . Federated Equity Income Fund II
 . VIP Index 500                      . Lazard Retirement Emerging Markets
 . VIP Growth Opportunities           . Lazard Retirement Small Cap
 . MFS Capital Opportunities Series

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS IT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE POLICY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

Definitions.........................................................  4
Summary.............................................................  6
  The Policy........................................................  6
  Issuance of a Policy..............................................  6
  Allocation of Premiums............................................  6
  Policy Benefits and Rights........................................  7
  Liquidity Considerations..........................................  8
  Charges...........................................................  8
  Taxes............................................................. 10
Policy Benefits..................................................... 11
  Purposes of the Policy............................................ 11
  Death Benefit Proceeds............................................ 11
  Death Benefit..................................................... 11
  Duration of the Policy............................................ 12
  Accumulation Value................................................ 12
  Payment of Policy Benefits........................................ 13
Policy Rights....................................................... 15
  Loan Benefits..................................................... 15
  Surrenders........................................................ 16
  Transfers......................................................... 17
  Refund Privilege.................................................. 17
  Dollar Cost Averaging............................................. 18
  Asset Allocation.................................................. 18
Payment and Allocation of Premiums.................................. 19
  Issuance of a Policy.............................................. 19
  Premiums.......................................................... 19
  Premium Flexibility............................................... 19
  Allocation of Premiums and Accumulation Value..................... 20
  Grace Period and Reinstatement.................................... 20
Charges and Deductions.............................................. 21
  Premium Charges................................................... 21
  Charges from Accumulation Value................................... 21
  Exceptions to Charges............................................. 23
American National Insurance Company, The Separate Account,
 The Funds and the Fixed Account.................................... 23
  American National Insurance Company............................... 23
  The Separate Account.............................................. 24
  The Funds......................................................... 26
  Fixed Account..................................................... 29
Federal Tax Matters................................................. 30
  Introduction...................................................... 30
  Tax Status of the Policy.......................................... 30
  Tax Treatment of Policy Proceeds.................................. 31

  American National's Income Taxes.................................. 33
Other Information................................................... 34
  Sale of the Policy................................................ 34
  Year 2000......................................................... 34
  The Contract...................................................... 34
  Dividends......................................................... 36
Legal Matters....................................................... 37
Legal Proceedings................................................... 37
Registration Statement.............................................. 37
Experts............................................................. 37
Senior Executive Officers and Directors of American National
 Insurance Company.................................................. 38
Financial Statements................................................ 44
Appendix............................................................ 67
Illustrations of Death Benefits, Accumulation Values and Surrender
 Values............................................................. 69

DEFINITIONS

ACCUMULATION VALUE. The total amount that a Policy provides for investment at any time.

AGE AT ISSUE. The age at the Insured's last birthday before the Date of Issue.

AMERICAN NATIONAL FUND. American National Investment Accounts, Inc.

ATTAINED AGE. Age at Issue plus the number of complete Policy Years.

BENEFICIARY. The Beneficiary designated in the application or the late change, if any, filed and recorded with us.

DAILY ASSET CHARGE. A charge equal to an annual rate of 1.25% of the average daily Accumulation Value of each subaccount.

DATE OF ISSUE. The Date of Issue in the Policy.

DEATH BENEFIT. The amount of insurance coverage provided under the selected Death Benefit option.

DEATH BENEFIT PROCEEDS. The proceeds payable upon death of the Insured.

DECLARED RATE. The rate at which interest is credited in the Fixed Account.

EFFECTIVE DATE. The later of the Date of Issue or the date on which:

 . the first premium, as shown on the Policy Data Page, has been paid; and

 . the Policy has been delivered during the Insured's lifetime and good health.

Any increase in Specified Amount or reinstatement of coverage will take effect on the Monthly Deduction Date which coincides with or next follows the date we approve an application for such increase or for reinstatement of the Policy.

ELIGIBLE PORTFOLIO. A Portfolio of the portfolio companies in which a subaccount can be invested.

FEDERATED FUND. Federated Insurance Series.

FIDELITY FUNDS. Variable Insurance Products Fund II and Variable Insurance Products Fund III.

FIXED ACCOUNT. A part of our General Account which accumulates interest at a fixed rate.

GENERAL ACCOUNT. Includes all of our assets except assets segregated into separate accounts.

INSURED. The person upon whose life the Policy is issued.

LAZARD FUND. Lazard Retirement Series, Inc.

MFS FUND. MFS Variable Insurance Trust

MONTHLY DEDUCTION. The sum of (1) cost of insurance charge and (2) expense charge shown on the Policy Data Page.

MONTHLY DEDUCTION DATE. The same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

NET AMOUNT AT RISK. Your Death Benefit minus your Accumulation Value.

NET PREMIUM. Premium less any premium charge.

POLICY. The variable life insurance policy described in this prospectus.

POLICY DATA PAGE. The pages of the Policy so titled.

POLICY DEBT. The sum of all unpaid Policy loans and accrued interest thereon.

POLICYOWNER ("You"). The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

POLICY YEAR. The period from one Policy anniversary date until the next Policy anniversary date.

PORTFOLIO COMPANIES. American National Fund, Fidelity Funds, T. Rowe Price Funds, MFS Fund, Federated Fund, Van Eck Fund and Lazard Fund.

SATISFACTORY PROOF OF DEATH. Submission of the following:

 . a certified copy of the death certificate;

 . a claimant statement;

 . the Policy; and

 . any other information that we may reasonably require to establish the validity of the claim.

SPECIFIED AMOUNT. The minimum Death Benefit under the Policy. The Specified Amount is an amount you select in accordance with Policy requirements.

SURRENDER PREMIUM. Surrender Premium is calculated separately for the initial Specified Amount and each increase in Specified Amount. Surrender Premium will equal the initial premium required to issue the Policy and the initial premium, if any, required to effect increases in Specified Amount. The Surrender Premium is shown on the Policy Data Page, or as changed by subsequent endorsements for increases in Specified Amount.

SURRENDER VALUE. The Accumulation Value less Policy Debt and surrender charges.

T. ROWE PRICE FUNDS. T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series and T. Rowe Price Equity Series, Inc.

VALUATION DATE. Each day the New York Stock Exchange is open for regular trading.

VALUATION PERIOD. The close of business on one Valuation Date to the close of business on another.

VAN ECK FUND. Van Eck Worldwide Insurance Trust.

SUMMARY

The Policy is not available in some states. You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with information that is different.

You should read the following summary in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy assumes that the Policy is in effect and there is no Policy Debt.

THE POLICY

The Policy is a flexible premium variable life insurance policy.

The Death Benefit under the Policy may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See "Death Benefit," page 11 and "Accumulation Value," page 12). You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Policy is not guaranteed. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

ISSUANCE OF A POLICY

In order to purchase a Policy, you must submit an application to us. We review the application to determine whether the Policy can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Policy to have an Effective Date. Accordingly, the Date of Issue may be before the Effective Date. If the underwriting process is not completed within 45 days after you submit your application and initial premium, we will refund your premium. Your initial premium can be re-submitted if the underwriting review of the application is later completed.

ALLOCATION OF PREMIUMS

You can allocate premiums to one or more of the subaccounts and to the Fixed Account. (See "The Separate Account," page 24 and "Fixed Account," page 29). The assets of the various subaccounts are invested in Eligible Portfolios. The prospectuses or prospectus profiles for the Eligible Portfolios accompany this prospectus.

Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the subaccount for the AN Money Market Portfolio. Premium payments received within 15 days after the Date of Issue are also allocated to the AN Money Market Portfolio. After the 15 day period, premium payments and Accumulation Value are allocated among the Eligible Portfolios in accordance with your instructions as contained in the application. The minimum amount that you can allocate to any one subaccount or to the Fixed Account is the greater of:

 . 1% of Net Premium (for premium allocations) or Accumulation Value, or

 . $500.

POLICY BENEFITS AND RIGHTS

Death Benefit. The Death Benefit is at least equal to the Specified Amount. (See "Death Benefit," page 11.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See "Payment of Policy Benefits," page 13.)

Adjustments to Death Benefit. You can adjust the Death Benefit by increasing the Specified Amount. Changes in the Specified Amount are subject to certain limitations. (See "Increase in Specified Amount," page 12).

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen subaccounts, the rate of interest paid on the Fixed Account, premiums paid, and charges deducted from the Policy. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. We may charge a surrender charge. (See "Surrenders," page
16). Surrenders may have tax consequences. (See "Federal Tax Matters," page 30).

Policy Loans. After the first Policy Year, you can borrow money from us using the Policy as security for the loan. (See "Loan Benefits," page 15). Policy Loans may have tax consequences. (See "Federal Tax Matters," page 30).

Free Look Period. You have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after you receive your Policy. The date you receive your Policy will not necessarily be the date you submit your premium. (See "Refund Privilege," page 17.)

Policy Lapse. The Policy will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires 61 days later.

LIQUIDITY CONSIDERATIONS

No partial surrenders are permitted under the Policy. Therefore, this Policy has a limited amount of liquidity. After the first Policy Year, you can, subject to certain limitations, access a portion of your Accumulation Value through Policy loans. Loan may have an impact on other Policy benefits. (See "Loan Benefits," page 15.)

CHARGES

Premium Charges. After the first Policy Year, any premiums will be reduced by a 4% premium charge before being allocated in the subaccounts or the Fixed Account.

Charges from Accumulation Value. The Accumulation Value of the Policy will be reduced by certain Monthly Deductions and Expense Charges as follows:

 . On each Monthly Deduction Date by:

 . Cost of Insurance Charge. The maximum cost of insurance charge is Net Amount at Risk times the guaranteed cost of insurance rate. The guaranteed cost of insurance is shown on your Policy Data Page.

 . Expense Charge. The expense charge is 0.40% of Accumulation Value attributable to premium paid in the first Policy Year.

 . On each Valuation Date, by a Daily Asset Charge not to exceed 1.25% annually of the average daily Accumulation Value in each subaccount. (See "Charges and Deductions," page 21.)

Eligible Portfolio Expenses. The values of the units in each subaccount will reflect the net asset value of shares in the corresponding Eligible Portfolios. The net asset value of those shares is reduced by the Eligible Portfolios' expenses.

See the prospectuses for the Portfolio Companies for more detailed information about the Eligible Portfolios' fees and expenses.

                      ELIGIBLE PORTFOLIO ANNUAL EXPENSES
                    (as a percentage of average net assets)

                                                                            TOTAL
                                     MANAGEMENT       OTHER               PORTFOLIO
                                        FEES        EXPENSES              EXPENSES      MANAGEMENT      OTHER EXP.      TOTAL EXP.
                                        WITH          WITH       12B-1      WITH         FEES W/O          W/O             W/O
                                     REDUCTION      REDUCTION    FEES     REDUCTION      REDUCTION      REDUCTION       REDUCTION
ANIA Balanced/1/                        0.44 %         0.74%                1.18%          0.50%           0.74%          1.24%
ANIA Growth/1/                          0.36%          0.51%                0.87%          0.50%           0.51%          1.01%
ANIA Managed/1/                         0.16%          0.49%                0.65%          0.50%           0.49%          0.99%
ANIA Money Market/1/                    0.00%          0.87%                0.87%          0.50%           0.87%          1.37%
VIP Asset Manager/2/                    0.54%          0.10%                0.64%          0.54%           0.24%          0.78%
VIP Index 500                           0.24%          0.04%                0.28%          0.24%           0.11%          0.35%
VIP Contrafund/2/                       0.59%          0.11%                0.70%          0.59%           0.21%          0.80%
VIP Asset Manager: Growth/2/            0.59%          0.14%                0.73%          0.59%           0.30%          0.89%
VIP Growth Opportunities/2/             0.59%          0.12%                0.71%          0.59%           0.21%          0.80%
T. Rowe Price Equity Income/3/          0.85%          0.00%                0.85%
T. Rowe Price International Stock/3/    1.05%          0.00%                1.05%
T. Rowe Price Mid-Cap Growth/3/         0.85%          0.00%                0.85%
T. Rowe Price Limited-Term Bond/3/      0.70%          0.00%                0.70%
MFS Capital Opportunities Series        0.75%          0.27%                1.02%          0.75%           0.36%          1.11%
MFS Emerging Growth Series              0.75%          0.10%                0.85%
MFS Research Series                     0.75%          0.11%                0.86%
MFS Growth With Income Series           0.75%          0.13%                0.88%
Van Eck Worldwide Hard Assets           1.00%          0.16%                1.16%          1.00%           0.20%          1.20%
Van Eck Worldwide Emerging Markets      1.00%          0.50%                1.50%          1.00%           0.61%          1.61%
Federated Utility Fund II               0.68%          0.25%                0.93%          0.75%           0.50%          1.25%
Federated Growth Strategies Fund II     0.44%          0.42%                0.86%          0.75%           0.42%          1.17%
Federated Fund for U.S. Government
 Securities II                          0.52%          0.33%                0.85%          0.60%           0.58%          1.18%
Federated High Income Bond Fund II      0.60%          0.18%                0.78%
Federated Equity Income Fund II         0.32%          0.61%                0.93%          0.75%           0.61%          1.36%
Lazard Retirement Emerging Markets/4,5/ 1.00%          0.55%     0.25%      1.80%
Lazard Retirement Small Cap/4,5/        0.75%          0.50%     0.25%      1.50%

1. Under its Administrative Service Agreement with the American National Fund, Securities Management and Research, Inc. ("SM&R"), the American National Fund's investment advisor and manager, has agreed to pay (or to reimburse each Portfolio for) each Portfolio's expenses (including the advisory fee and administrative services fee paid to SM&R, but exclusive of interest, commissions and other expenses incidental to Portfolio transactions) in excess of 1.50% per year of such Portfolio's average daily net assets. In addition, SM&R has entered into a separate undertaking with the American National Fund effective May 1, 1994 until April 30, 2000, pursuant to which SM&R has agreed to reimburse the ANIA Money Market Portfolio and the ANIA Growth Portfolio for expenses in excess of 0.87%; the ANIA Balanced Portfolio for expenses in excess of 1.18% and the ANIA Managed Portfolio for expenses in excess of 0.65%, of each of such portfolio's average daily net assets during such period, SM&R is under no obligation to renew this undertaking for any Portfolio at the end of such period.

2. A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses.

3. T. Rowe Price Equity Income and Mid-Cap Growth Portfolios pay T. Rowe Price an annual all-inclusive fee of 0.85% based on such Portfolios' average daily net assets. T. Rowe Price Limited-Term Bond Portfolio pays T. Rowe Price an annual all-inclusive fee of 0.70% based on such Portfolio's average daily net assets. T. Rowe Price International Stock Portfolio pays Rowe-Price-Fleming International, Inc. an all-inclusive fee of 1.05% based on such Portfolio's average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.

4. Shares of the Lazard Retirement Portfolios are subject to a Distribution and Servicing Plan which is a so-called "12b-1 plan" adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Servicing Plan, each Portfolio pays Lazard Freres & Co. LLC ("Lazard Freres"), the distributor for the Portfolio's shares, for advertising, marketing, and distributing the Portfolio's shares and for the provision of certain services to Policyowners with amounts invested in the Portfolios at an annual rate of 0.25% of the Portfolio's average daily assets. Lazard Freres may, in turn, make payments to insurance companies such as American National (or affiliates of such insurance companies) that use the Portfolios to fund their variable annuity and variable life insurance policies, for providing services to Policyowners or to certain financial institutions, securities dealers, and other industry professionals for providing services to participants in qualified pension and retirement plans that invest in the Portfolios. The fees payable by each Portfolio to Lazard Freres under the Distribution and Servicing Plan for its services and for payments to insurance companies and other third parties are payable without regard to actual expenses incurred. For a more complete description of the Distribution and Servicing Plan, see the prospectus for the Lazard Retirement Series.

5. Other expenses are based on estimated amounts for the current fiscal year.

Surrender Charges. If you surrender your Policy, a surrender charge will be assessed. The surrender charge for a surrender is assessed based on the amount of premiums paid and the amount of surrender premium shown on the Policy Data Page, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. (See " Surrender Charge," page 22.) There are no surrender charges on Premiums in excess of the total Surrender Premium. The surrender premium is multiplied by the following percentages:

NUMBER OF YEARS
SINCE SURRENDER
    PREMIUM             ISSUE/INCREASE     ISSUE/INCREASE     ISSUE/INCREASE
   WAS PAID               AGE 0 - 65         AGE 66 - 75        AGE 76 - 90

      1                     9.00%               8.00%               6.00%
      2                     8.50%               7.50%               5.50%
      3                     8.00%               7.00%               5.00%
      4                     7.00%               6.00%               4.00%
      5                     6.00%               5.00%               3.00%
      6                     5.00%               4.00%               2.00%
      7                     4.00%               3.00%               1.75%
      8                     3.00%               2.00%               1.50%
      9                     2.00%               1.75%               1.25%
   10 or more               0.00%               0.00%               0.00%

Transfer Charge. The first 12 transfers of Accumulation Value in a Policy Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See "Transfer Charge," page 22.)

Annual Fee. A $35 fee will be charged on the first Monthly Deduction Date of each Policy Year.

TAXES

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Policy.

In most cases, the Policy will be a Modified Endowment Contract. If so, all pre-death distributions, including Policy loans, will be treated first as distributions of taxable income and then as a return of basis or investment in the policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

See "Federal Tax Matters," page 30, for a discussion of when distributions, such as surrenders and loans, could be subject to federal income tax.

POLICY BENEFITS

Purposes of the Policy

The Policy is designed to provide you:

 . life insurance protection, and

 . Death Benefits which may and Accumulation Value which will vary with performance of your chosen investment options.

DEATH BENEFIT PROCEEDS

We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

 . the Death Benefit; minus

 . Policy Debt; minus

 . unpaid Monthly Deduction.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

 . the Beneficiary or Beneficiaries, or

 . if no Beneficiary survives the Insured, the Insured's estate will receive the proceeds.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Policy. (See "Payment of Policy Benefits," page 13.)

DEATH BENEFIT

Until age 100, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of death. The Death Benefit at age 100 and thereafter equals the Accumulation Value. The applicable percentage declines as the age of the Insured increases as shown in the following Corridor Percentage Table:

                           CORRIDOR PERCENTAGE TABLE

ATTAINED        CORRIDOR      ATTAINED      CORRIDOR      ATTAINED      CORRIDOR
  AGE           PERCENT         AGE         PERCENT         AGE         PERCENT

40 or younger     250            54           157            68           117
41                243            55           150            69           116
42                236            56           146            70           115
43                229            57           142            71           113
44                222            58           138            72           111
45                215            59           134            73           109
46                209            60           130            74           107
47                203            61           128         75 to 90        105
48                197            62           126            91           104
49                191            63           124            92           103
50                185            64           122            93           102
51                178            65           120            94           101
52                171            66           119      95 and thereafter  100
53                164            67           118

EXAMPLE. Assume that the Insured's Attained Age is between 0 and 40. A
Policy with a $50,000 Specified Amount will generally pay $50,000 in Death Benefits. However, the Death Benefit will be the greater of $50,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $20,000, the
Death Benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,000 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $20,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy with an Accumulation Value of $30,000 will provide a Death Benefit of $75,000 ($30,000 x 250%); an Accumulation Value of
$40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); and, an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Accumulation Value exceeds $20,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $25,000 to $20,000 because of charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000.

Increase in Specified Amount. Subject to certain limitations, you may increase the Specified Amount of your Policy. A change in Specified Amount may affect the cost of insurance charge and have Federal Tax consequences. (See "Cost of Insurance," page 21 and "Federal Tax Matters," page 30.)

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. An additional premium is required. The minimum additional premium is $5,000. You cannot increase the Specified Amount if the Insured's Attained Age is over 90. We may refuse an increase or limit the size or number of increases in a Policy Year. (See "Charges and Deductions," page 21.)

You have a "free look period" for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See "Refund Privilege," page 17.)

DURATION OF THE POLICY

The Policy will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. Where, however, the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Policy will lapse and terminate without value. (See "Grace Period and Reinstatement," page 20.)

ACCUMULATION VALUE

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

 . the aggregate of the value in each subaccount, determined by multiplying a subaccount's unit value by the number of units in the subaccount; plus

 . the value in the Fixed Account; plus

 . Net Premiums received on the Valuation Date, less

 . Accumulation Value securing Policy Debt; less

 . any Monthly Deduction processed on that Valuation Date; less

 . any federal or state income taxes.

The number of subaccount units allocated to the Policy is determined after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions on the Valuation Date. Determination of Unit Value. The unit value of each subaccount is equal to:

 . the per share net asset value of the corresponding Eligible Portfolio on the Valuation Date, multiplied by

 . the number of shares held by the subaccount, after the purchase or redemption of any shares on that date, minus

 . the Daily Asset Charge, and divided by

 . the total number of units held in the subaccount on the Valuation Date, after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions.

PAYMENT OF POLICY BENEFITS

Death Benefit Proceeds will usually be paid within seven days after we receive Satisfactory Proof of Death. Policy loans and surrenders will ordinarily be paid within seven days after receipt of your written request. We may defer payment of any surrender, refund or Policy loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See "Postponement of Payments," page 36.) You can decide how benefits will be paid. During the Insured's lifetime, you may arrange for the Death Benefit Proceeds or surrenders to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary do not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Policy is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of the following four methods:

 . Option 1 - Equal Installments for a Fixed Number of Years -- Installments will include interest at the effective rate of 2.5% per year or at a higher rate, as our option.

 . Option 2 - Installments for Life with the Option to Choose a Period Certain --
  The fixed period may be 10 or 20 years.

 . Option 3- Equal Installments of a Fixed Amount Payable Annually, semi-annually, quarterly, or monthly -- The sum of the installments paid in one year must be at least $40.00 for each $1,000.00 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

 . Option 4 - Interest Only -- We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100.00 from the amount held.

Any amount left with us for payment under a settlement option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other options available in the future.

When proceeds become payable in accordance with a settlement option, the Policy will be exchanged for a supplementary contract specifying all rights and benefits. The effective date will be the date of the Insured's death or other termination of the Policy.

Amounts under the supplemental contact remaining payable after the Beneficiary's death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary contract or as otherwise provided under applicable law.

General Provisions for Settlement Options. If the amount held falls below $2,000.00, we will pay the entire amount to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20.00 each, we will:

 . change the installments to a quarterly, semi-annual or annual basis; and/or

 . reduce the number of installments.

If you elect an option, you may restrict the Beneficiary's right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary's creditors.

At our option, a Beneficiary may be permitted to receive the discounted present value of installments, except under option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee's estate except Option 2 lifetime. Under Option 3 or 4, we will pay any balance to the payee's estate. The effective interest rate used to compute discounted present value is equal to the rate used in computing the settlement option plus 1%. With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

 . joint or successive payees, or

 . other than a natural person.

POLICY RIGHTS

Loan Benefits

Loan Privileges. After the first Policy Year, you can borrow money from us using your Policy as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation, you can borrow up to 90% of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received. In addition, an amount equal to 10% of premiums paid is available each year for preferred Policy loans. This amount does not cumulate. In other words, if you pay $50,000 in initial premium and do not take out a Policy loan until year 4, only $5,000 is available under this option for preferred loans. You can, however, take out $5,000 in year 4 and then another $5,000 in year 5.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. The amount available for a preferred loan is equal to the lesser of:

 . the above-mentioned loan limits, or

 . the Accumulation Value less Policy Debt and less premiums paid.

The loan may be repaid in whole or in part during the Insured's lifetime. Loans generally are funded within seven days after receipt of a written request. (See "Postponement of Payments," page 36.) Loans may have tax consequences. (See "Federal Tax Matters," page 30.)

Interest. Loans will accrue interest on a daily basis at a rate of 5.0% per year. Interest is due and payable on each Policy anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and bear interest at the same rate.

Amounts held to secure Policy loans will earn interest at the annual rate of 3.0%, or 5.0% on preferred loans, credited on the Policy anniversary. We will allocate interest to the subaccounts and the Fixed Account on each Policy anniversary in the same proportion that premiums are being allocated to those subaccounts and the Fixed Account at that time.

Effect of Policy Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Policy Debt. The Accumulation Value transferred will be deducted from the subaccounts and the Fixed Account in accordance with your instructions. The minimum amount which can remain in a subaccount or the Fixed Account as a result of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the subaccounts and the Fixed Account pro-rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the subaccounts and the Fixed Account pro-rata. We will also transfer Accumulation Value from the subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A Policy loan may have tax consequences. (See "Federal Tax Matters," page 30.)

A Policy loan may permanently affect the Accumulation Value, even if repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the subacccount(s)/Fixed Account chosen by you is greater or less than the interest rate credited to the Accumulation Value held in the General Account to secure the loan. In comparison to a Policy under which no loan was made, the Accumulation Value will be lower if the General Account interest rate is less than the investment performance of the subaccount(s)/Fixed Account, and greater if the General Account interest rate is higher than the investment performance of the subaccount(s)/Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a Policy loan may also affect the amount of the Death Benefit, even if repaid.

Policy Debt. Policy Debt reduces Death Benefit Proceeds and Surrender Value. If the Policy Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Policy will lapse. We will notify you of the amount which must be paid. (See "Grace Period and Reinstatement," page 20.)

Repayment of Policy Debt. If we receive payments while a Policy loan is outstanding, unless you designate otherwise in writing, those payments are treated in the following order:

 . repayment of loan interest;

 . repayment of loans;

 . additional premium.

Payments received as repayment of loans are first applied to non-preferred loans. As Policy Debt is repaid, we will transfer Accumulation Value equal to the loan amount repaid from the General Account to the subaccounts and the Fixed Account. We will allocate the transfers among the subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of repayment. We will make the allocation at the end of the Valuation Period during which the repayment is received. If you do not repay the Policy Debt, we will deduct the amount of the Policy Debt from any amount payable under the Policy.

SURRENDERS

During the life of the Insured, you can surrender the Policy by sending us a written request. The amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our

Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See "Postponement of Payments," page 36.) Any proceeds payable upon surrender shall be paid in one sum unless an optional method of payment is elected. (See "Payment of Policy Benefits," page 13.) Surrenders may have tax consequences. (See "Federal Tax Matters," page 30.)

You must return the Policy form to us with your request for a surrender. Coverage under the Policy will terminate as of the date of surrender. We may deduct a surrender charge. (See "Surrender Charge," page 22.)

If you make a surrender request without providing us a written election not to have federal and state income taxes withheld, we are required by law to withhold those taxes from the surrender and to remit those withholdings to the federal and/or state government.

TRANSFERS

You can transfer Accumulation Value among the subaccounts or from the subaccounts to the Fixed Account as often as you like. You can make transfers in person, by mail, or, if a telephone transfer authorization form is on file, by telephone. The minimum transfer from a subaccount is $250, or the balance of the subaccount, if less. The minimum that may remain in a subaccount after a transfer is $100. We will make transfers and determine all values in connection with transfers on the later of the end of the Valuation Period which includes the requested transfer date or during which the transfer request is received. Accumulation Value on the date of a transfer will not be affected except to the extent of the transfer charge, if applicable. The first 12 transfers in a Policy Year will be free. We will charge $10 for each additional transfer. Such charge will be deducted from the amount transferred. (See "Transfer Charge," page 22.) Transfers resulting from Policy loans, the dollar cost averaging program or the asset allocation program will not be subject to a transfer charge or be counted for purposes of determining the number of free transfers.

The minimum amount you can transfer from the Fixed Account to the subaccounts in a Policy month is the greater of:

 . ten percent of the amount in the Fixed Account, or

 . $1,000.

We will employ reasonable procedures to confirm that the transfer instructions communicated by telephone are genuine. These procedures may include some form of personal identification before acting, providing you written confirmation of the transaction, and making a tape recording of the telephoned instructions.

REFUND PRIVILEGE

Under state law, you have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. If the Policy is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the 15-day period such premiums have been allocated to the AN Money Market Portfolio. (See "Allocation of Premiums," page 6.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Policy, you should mail or deliver the Policy to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See "Postponement of Payments," page 36.)

DOLLAR COST AVERAGING

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one subaccount or Fixed Account, to any subaccount(s) or Fixed Account. The automatic transfers can occur monthly, quarterly, semi-annually or annually. The amount transferred each time must be at least $1,000. The minimum transfer to each subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, notifying us by phone. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

ASSET ALLOCATION

Because the subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your allocation on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the asset allocation program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

If you want to purchase a Policy, you must complete an application and submit it to our Home Office. We will only issue a Policy to individuals 90 years of age or less on their last birthday who supply satisfactory evidence of insurability. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Policy anniversary dates, Policy Years and Policy months.

PREMIUMS

You must pay the initial premium of at least $10,000 for the Policy to be in force. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

PREMIUM FLEXIBILITY

You may make subsequent premium payments of at least $5,000 at any time, subject to the premium limitations described herein.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by federal tax laws. If a premium is paid which would cause total premiums to exceed such maximum premium limitations, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the laws prescribing maximum premium limitations. We may refuse to accept a premium or require additional evidence of insurability if the premium would increase Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon

 . the Accumulation Value of the Policy at the time of the increase, and

 . the amount of the increase you request.

ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE

Allocation of Premiums. After deduction of premium charges, premiums are allocated according to your instructions. (See "Charges and Deductions," page 21.) You can change the allocation without charge by providing proper notification to our Home Office. Your notice must include the policy number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper notification is received.

Accumulation Value. The value of subaccounts will vary with the investment performance of these subaccounts and the you bear the risk that those investments might actually lose money. The performance of these investments affects the Policy's Accumulation Value, and may affect the Death Benefit as well.

GRACE PERIOD AND REINSTATEMENT

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Policy will terminate. Policy termination may have adverse tax consequences. If the Insured dies during the grace period, any overdue Monthly Deductions and Policy Debt will be deducted from the Death Benefit Proceeds.

Reinstatement. A Policy may be reinstated any time within five years after termination. A Policy cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

 . evidence of insurability satisfactory to us;

 . reinstatement or repayment of Policy Debt;

 . payment of Monthly Deductions not collected during the grace period;

 . payment of the premium sufficient to pay the Monthly Deduction for three months after the date of reinstatement; and

 . payment of the premium charge.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Policy Debt was reinstated, the amount of the debt will be held in our General Account. Accumulation Value will then be calculated as described under "Accumulation Value" on page 12. The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date of we approve the application for reinstatement.

CHARGES AND DEDUCTIONS

PREMIUM CHARGES

After the first Policy year, any premiums will be reduced by a 4% charge before being allocated to the subaccounts or the Fixed Account. This charge compensates us for the cost and risk associated with issuing, maintaining and distributing the Policy.

CHARGES FROM ACCUMULATION VALUE

We will deduct the following charges from the Accumulation Value:

Monthly Deduction. The Monthly Deduction is the sum of the cost of insurance charge and the expense charge. The Monthly Deduction compensates us for providing the insurance benefits and administering the Policy. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the subaccounts and the Fixed Account pro-rata. The cost of insurance and the administrative charge are described in more detail below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

The expense charge is guaranteed not to exceed an annual rate 0.40% of the Accumulation Value attributable to Premium paid in the first Policy Year. The Accumulation Value attributable to Premium paid in the first Policy Year is calculated as the first year premium percentage times the Accumulation Value on the Monthly Deduction Date. The first year premium percentage is recalculated every time Premium is paid. During the first Policy Year and prior to receiving any Premium after the first Policy Year, the first year premium percentage equals:

                              PP x [1 - (AP/AV)]

where PP is the first year premium percentage immediate prior to the addition of the new premium, AP is the additional premium and AV is the Accumulation Value including the new premium.

For example, assume you paid $10,000 of Premium in initial premium and $5,000 on the first Policy anniversary when the Accumulation Value was $10,500. The first year premium percentage with the new premium would be 67.74% (100% x (5,000/15,500)).

Currently, there is no expense charge after the tenth policy year. The expense charge compensates us for the cost and risk associated with issuing, maintaining and distributing the Policy.

Cost of Insurance. Currently, the cost of insurance charge for a Policy is a percentage of the Accumulation Value on the Monthly Deduction Date. The charge is based on the duration of the insurance and is determined separately for the Specified Amount at issue and for any increase in Specified Amount. To determine the cost of insurance, Accumulation Value will be allocated proportionately based on the original Specified Amount and any increases. We may change the cost of insurance charges; however, the cost of insurance charge is guaranteed not to exceed the guaranteed cost of insurance rates set forth in the current Policy Data Page. The guaranteed cost of insurance rate depends on the Insured's sex (except in Montana) and age on the first day of a Policy Year.

The cost of insurance is deducted until Attained Age 100. The cost of insurance charge compensates us for providing insurance protection under the Policy.

Surrender Charge. If a Policy is surrendered, we may assess a surrender charge based upon the amount of Premium withdrawn and the amount of the surrender premium shown on the Policy Data Page. Surrender premiums are calculated separately for the original Specified Amount and for each increase in Specified Amount. The surrender charge will never exceed $56.65 per $1000 of Specified Amount. There are no surrender charges on Premiums in excess of the total Surrender Premium. The surrender charge compensates us for the costs of distributing the Policy.

The surrender charge is more substantial in early Policy Years. Accordingly, the Policy is more suitable for long-term purposes.

Annual Fee. An annual fee of $35 will be assessed each Policy Year. Currently, if the Accumulation Value exceeds $50,000, the annual fee is waived. The annual fee compensates us for the cost and risk associated with issuing, maintaining and distributing the Policy.

Transfer Charge. We will make the first 12 transfers of Accumulation Value in any Policy Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the subaccounts or from the subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Daily Charges Against the Separate Account. On each Valuation Date, we will deduct a Daily Asset Charge from the Separate Account. This charge is to compensate us for mortality and expense risks. The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Policy will exceed our estimates. Such charge shall not exceed 1.25% annually of the average daily Accumulation Value of each subaccount, but not the Fixed Account. We will deduct the daily charge from the Accumulation Value of the Separate Account on each Valuation Date.
The deduction will equal the 1.25% annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Fees and Expenses Incurred by Eligible Portfolios. In addition, the managers of the Eligible Portfolios will charge certain fees and expenses against the Eligible Portfolios. (See "Eligible Portfolio Annual Expenses," page 9. Also, see the funds' prospectuses.) No portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any Federal tax, or any significant state or local tax treatment of our Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Policy.

EXCEPTIONS TO CHARGES

We may reduce the surrender charge, premium charge, expense charge, cost of insurance and daily asset charge for, or credit additional amounts on, sales of the Policy to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company or Securities Management and Research, Inc. may be permitted to purchase the Policy with substantial reductions of surrender charge, monthly policy charge, cost of insurance or daily asset charge.

The Policy may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of our Company and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Policy, and spouses and immediate family member of the foregoing. If sold under these circumstances, a Policy may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY
THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT

AMERICAN NATIONAL INSURANCE COMPANY

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam and American Samoa. Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6%.

We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities and reserves and those of the Separate Account and certifies their adequacy. A full examination of our operations is also conducted periodically by the National Association of Insurance Commissioners.

THE SEPARATE ACCOUNT

We established the Separate Account under Texas law on July 30, 1987. The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life policies we issue. We are the legal holder of the Separate Account's assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Eligible Portfolios by each of the subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account's assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account's assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account.

The Separate Account will purchase and redeem shares of the Eligible Portfolios at net asset value. The net asset value of a share is equal to the total assets of the portfolio less the total liabilities of the portfolio divided by the number of shares outstanding.

We will redeem shares in the Eligible Portfolios as needed to:

 . collect charges,

 . pay the Surrender Value,

 . secure Policy loans,

 . provide benefits, or

 . transfer assets from one subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding subaccount.

The Separate Account may include other subaccounts that are not available under the Policy. We may from time to time discontinue the availability of some of the subaccounts. If the availability of a subaccount is discontinued, we may redeem any shares in the corresponding Eligible Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional subaccounts. Each new subaccount would correspond to a portfolio of a registered, open-end management company. We would establish the terms upon which existing Policyowners could purchase shares in such portfolios.

If any of these substitutions or changes are made, we may change the Policy by sending an endorsement. We may:

 . operate the Separate Account as a management company,

 . de-register the Separate Account if registration is no longer required,

 . combine the Separate Account with other separate accounts,

 . restrict or eliminate any voting rights associated with the Separate Account, or

 . transfer the assets of the Separate Account relating to the Policies to another separate account.

We would, of course, not make any changes to the menu of Eligible Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Policyholders, the SEC and state insurance regulatory authorities.

Since we are the legal holder of the Eligible Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholders' meeting. To the extent required by law, we will vote all shares of the Eligible Portfolios held in the Separate Account at shareholders' meetings in accordance with instructions we receive from you and other policyowners. The number of votes for which each policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the applicable Portfolio Company. We will furnish Policyowners with the proper forms, materials and reports to enable them to give us these instructions. We will vote Eligible Portfolio shares held in each subaccount for which no timely instructions from policyowners are received and shares held in each subaccount which do not support Policyowner interests in the same proportion as those shares in that subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the applicable Portfolio Company in our own right. We may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Eligible Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Eligible Portfolios. In addition, we may disregard voting instructions that would require changes in the investment objectives or policies of any Eligible Portfolio or in an investment adviser or principal underwriter for the Eligible Portfolios, if we reasonably disapprove those changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise Policyowners of that action and our reasons for the action in the next annual report or proxy statement to Policyowners.

The Separate Account is not the only separate account that invests in the Eligible Portfolios. Other separate accounts, including those funding other variable life policies, variable annuity contracts, other insurance contracts and retirement plans, invest in certain of the Eligible Portfolios. We do not currently see any disadvantages to you resulting from the Eligible Portfolios selling shares to fund products other than the Policy. However, there is a possibility that a material conflict of interest may arise between the Policyowners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Eligible Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Policyowners or owners of other contracts and the retirement plans which invest in the Eligible Portfolios or those plans participants. If a material conflict arises, we will take any necessary steps, including removing the Eligible Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.

THE FUNDS

Each of the twenty-six subaccounts of the Separate Account will invest in shares of a corresponding Eligible Portfolio.

The investment objectives and policies of each Eligible Portfolio are summarized below. The Eligible Portfolios may not achieve their stated objectives. You will be notified of any material change in the investment policy of any portfolio in which you have an interest.

Each Eligible Portfolio's total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Portfolio Companies contain more detailed information about the Eligible Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

 . The AMERICAN NATIONAL FUND'S current Eligible Portfolios and respective investment objectives are as follows:

 . The AN MONEY MARKET PORTFOLIO seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

 . The AN GROWTH PORTFOLIO seeks to achieve capital appreciation.

 . The AN BALANCED PORTFOLIO seeks to conserve principal, produce reasonable current income, and achieve long-term capital appreciation.

 . The AN MANAGED PORTFOLIO seeks to achieve growth of capital and/or current income.

Securities Management and Research, Inc. ("SM&R") is the investment adviser and manager of the American National Fund. SM&R also provides investment advisory and portfolio management services to our Company and other clients. SM&R maintains a staff of experienced investment personnel and related support facilities.

 . The FIDELITY FUNDS' current Eligible Portfolios and respective investment objectives are as follows:

 . VIP ASSET MANAGER PORTFOLIO ... seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

 . VIP ASSET MANAGER: GROWTH PORTFOLIO ... seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

 . VIP INDEX 500 PORTFOLIO ... seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

 . VIP GROWTH OPPORTUNITIES PORTFOLIO ... seeks to provide capital growth.

 . VIP CONTRAFUND PORTFOLIO ... seeks long-term capital appreciation.

Fidelity Management and Research Company ("FMR"), the Fidelity Funds' investment adviser, was founded in 1946. FMR provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personal and a full compliment of related support facilities. Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") are wholly owned subsidiaries of FMR that provide research with respect to foreign securities. FMR U.K. and FMR Far East maintain their principal business offices in London and Tokyo, respectively. As of December 31, 1998, FMR advised funds having more than 39 million shareholder accounts with a total value of more than $694 billion. Fidelity Distributors Corporation distributes shares for the Fidelity Funds. FMR Corp. is the holding company for the Fidelity companies. Through ownership of voting common stock, Edward C. Johnson 3d, President and a Trustee of the Fidelity Funds, and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp.

 . The T. ROWE PRICE FUNDS' current Eligible Portfolios and respective investment objectives are as follows:

T. ROWE PRICE INTERNATIONAL SERIES, INC.

 . T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO ... seeks to provide long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

T. ROWE PRICE EQUITY SERIES, INC.

 . T. ROWE PRICE MID-CAP GROWTH PORTFOLIO ... seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

 . T. ROWE PRICE EQUITY INCOME PORTFOLIO ... seeks to provide substantial dividend income as well as long-term growth of capital through investments in common stocks of established companies.

T. ROWE PRICE FIXED INCOME SERIES, INC.

 . T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO ... seeks a high level of income consistent with modest price fluctuation by investing primarily in investment grade debt securities.

T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.

 . The MFS FUND current Eligible Portfolios and respective investment objectives are as follows:

 . MFS VALUE SERIES PORTFOLIO ... seeks capital appreciation.

 . MFS EMERGING GROWTH SERIES PORTFOLIO ... seeks to provide long-term growth of capital.

 . MFS RESEARCH SERIES PORTFOLIO ... seeks to provide long-term growth of capital and future income.

 . MFS GROWTH WITH INCOME SERIES PORTFOLIO ... seeks to provide reasonable current income and long-term growth and income.

Massachusetts Financial Service Company is responsible for selection and management of the portfolio investments of the MFS Fund.

 . The VAN ECK FUND current Eligible Portfolios and respective investment objectives are as follows:

 . VAN ECK WORLDWIDE HARD ASSETS PORTFOLIO ... seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.

 . VAN ECK WORLDWIDE EMERGING MARKETS PORTFOLIO ...seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Van Eck Associates Corporation serves as investment advisor and manages the investment operations of the Van Eck Fund and furnishes the fund's portfolios with a continuous investment program which includes determining which securities should be brought, sold or held.

 . The FEDERATED FUND current Eligible Portfolios and respective investment objectives are as follows:

 . FEDERATED UTILITY FUND II PORTFOLIO ... seeks to achieve high current income and moderate capital appreciation.

 . FEDERATED GROWTH STRATEGIES PORTFOLIO ... seeks capital appreciation.

 . FEDERATED U.S. GOVERNMENT BOND PORTFOLIO ... seeks current income by investing in a diversified portfolio limited to U.S. government securities.

 . FEDERATED HIGH INCOME BOND II PORTFOLIO ... seeks high current income.

 . FEDERATED EQUITY INCOME FUND II PORTFOLIO ... seeks to provide above average income and capital appreciation.

Federated Advisors makes all investment decisions for the Federated Fund, subject to direction by the fund's trustees.

 . The LAZARD FUND current Eligible Portfolios and respective investment objectives are as follows:

 . LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO ... seeks capital appreciation.

 . LAZARD RETIREMENT SMALL CAP PORTFOLIO ... seeks capital appreciation.

Lazard Freres Asset Management serves as investment advisor and continually furnishes an investment program for each portfolio in the Lazard Fund consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

We have entered into or may enter into agreements with the investment advisor or distributor for certain of the Eligible Portfolios. These agreements require us to provide administrative and other services. In return, we receive a fee based upon an annual percentage of the average net assets amount we invested on behalf of the Separate Account and our other separate accounts. Some advisors or distributors may pay us a greater percentage than others.

FIXED ACCOUNT

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See "Transfers," page 17.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our separate accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

FEDERAL TAX MATTERS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations relating to the Policy. This summary is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a Policy or the exercise of certain elections under the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of certain elections under the Policy. For complete information on such federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any Policy, and the following summary is not tax advice.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements apply is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. We reserve the right to restrict Policy transactions and to make other modifications in order to bring the Policy into compliance with such requirements.

In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners would be taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility of a Policyowner to allocate Premiums and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give Policyowners investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policyowner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account, through the Eligible Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY PROCEEDS

In General. We believe that the Death Benefit Proceeds under a Policy will be excludable from the gross income of the Beneficiary.

Generally, the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Depending on the circumstances, a Policy loan, a surrender, the continuation of the Policy beyond the Insured's 100th birthday, a change in ownership, or an assignment of the Policy may have federal income tax consequences.

Modified Endowment Contracts. While classification as a Modified Endowment Contract depends on the individual circumstances of each Policyowner, in almost all cases the Policy will be classified as a Modified Endowment Contract. Whether a Policy is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. In general, a life insurance policy will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the life insurance policy provided for paid-up future benefits after the payment of seven level annual premium payments.

In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a Modified Endowment Contract. The material change rules for determining whether a Policy is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Policy will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven Policy Years following the date on which the material change occurs.

If a Policy becomes a Modified Endowment Contract, distributions such as Policy loans that occur during the Policy Year it becomes a Modified Endowment Contract and any subsequent Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Policy, if the amount received plus the amount of any indebtedness exceeds the total investment in the policy (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules:

(1) All distributions from such a Policy (including distributions upon surrender and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the policy at such time.

(2) Loans taken from (or secured by) such a Policy are treated as distributions from such a Policy and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

(3) A 10 percent penalty tax is imposed on the portion of any distribution from such a Policy that is included in income. This includes any loan taken from or secured by such a Policy. This penalty tax does not apply if the distribution or loan:

(a) is made on or after the Policyowner reaches actual age 59 1/2;

(b) is attributable to the Policyowner's becoming disabled; or

(c) is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Policyowner, or (ii) the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary

Distributions Other Than Death Benefit Proceeds from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Policyowner's investment in the policy. After the recovery of all investment in the policy, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Policy Loans. Loans from a Policy (or secured by a Policy) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a Policy loan generally is not be tax-deductible. The Policyowner should consult a tax advisor regarding the deductibility of interest paid on a Policy loan.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. "Investment in the policy" means:

(a) the aggregate amount of any Premiums or other consideration paid for a Policy; minus

(b) the aggregate amount of distributions received under a Policy that is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

(c) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Policyowner.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Other Policyowner Tax Matters. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the Insured's 100th year.

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

AMERICAN NATIONAL'S INCOME TAXES

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account's operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Policy.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes for which a deduction from premium payments is currently made). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER INFORMATION

SALE OF THE POLICY

SM&R, one of our wholly-owned subsidiaries, is the principal underwriter of the Policy. SM&R was organized December 15, 1964 under the laws of the State of Florida. SM&R is a registered broker-dealer and a member of the National Association of Securities Dealers. (See the American National Fund's prospectus.)

SM&R will pay commissions to its registered representatives who sell the Policies based upon a commission schedule. SM&R and the Company may also authorize other registered broker-dealers and their registered representatives to sell the Policy. Registered representatives will receive sales commissions no greater than 8.0% of Surrender Premium on any sales of the Policy or increases in Surrender Premium.

YEAR 2000

Many of the services provided to the Separate Account and Policyowners depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing and account services. Like all financial services providers, we utilize systems that may be affected by Year 2000 Problems and we rely on service providers, including the Eligible Portfolios, that may also be affected. We have developed, and are continuing to implement, a Year 2000 transition plan, and we are confirming that our service providers are doing the same. It is difficult to predict with precision whether the outcome of these efforts will have any negative impact on our Company. As of the date of this prospectus, we do not anticipate that you will experience any negative effects on your Accumulation Value, or on the services provided in connection with your Policy, as a result of Year 2000 Problems. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Separate Account or the Policyowners.

THE CONTRACT

The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only statements in the application attached to the Policy and any supplemental applications made a part of the Policy can be used to contest a claim or the validity of the Policy. Any changes must be approved in writing by the President, Vice President or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. Differences in state laws may require us to offer a Policy in a state which has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states.

Control of Policy. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Policyowner to die. If the Policyowner is a minor, first the Applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) are specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the estate of the Insured.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured's lifetime. We may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of changes that may be made.

Change in Policyowner or Assignment. In order to change the Policyowner or assign Policy rights, an assignment of the Policy must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Policy will be permitted. A collateral assignment is not a change of ownership.

Incontestability. The Policy is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Policy Date during the lifetime of the Insured. Any reinstatement of a Policy shall be incontestable during the lifetime of the Insured only after having been in force for two years after the Policy Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Policy.

Suicide. Suicide within two years after Date of Issue is not covered by the Policy unless otherwise provided by a state's insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received less any Policy Debt. If the Insured, while sane or insane, commits suicide within two years after the Policy Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Policy Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

Postponement of Payments. Payment of any amount upon refund, full surrender, Policy loans, benefits payable at death, and transfers, which require valuation of a subaccount, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Policyowners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's Accumulation Value. Surrenders or loans from the Fixed Account may be deferred for up to 6 months from the date of written request.

DIVIDENDS

The Policy is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

LEGAL MATTERS

Greer, Herz and Adams, L.L.P., our general counsel, has reviewed various matters of Texas law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy.

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time no lawsuits are pending or threatened that reasonably likely to have a material adverse impact on the Separate Account or us.

REGISTRATION STATEMENT

We filed a registration statement covering information about the Policy with the SEC. The registration statement, and its subsequent amendments, included this prospectus, but it also contained additional information. This prospectus is simply a summary of the contents of the Policy and related legal instruments. If you want more complete information regarding any of the matters described in this prospectus, you should consult the registration statement.

EXPERTS

The consolidated financial statements of American National Insurance Company and subsidiaries as of December 31, 1998 and 1997, and for the years then ended, included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

As stated in his opinion which was filed as an exhibit to the registration statement, Rex D. Hemme has examined the actuarial matters included in this prospectus.

SENIOR EXECUTIVE OFFICERS AND
DIRECTORS OF
AMERICAN NATIONAL INSURANCE COMPANY

NAME

POSITION(S) WITH AMERICAN NATIONAL INSURANCE COMPANY

Principal Occupations Last Five Years and Other Positions Held
--------------------------------------------------------------------------------

ROBERT L. MOODY

CHAIRMAN OF THE BOARD, DIRECTOR, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

American National: President, January 1996 to present; Chairman of the Board, April 1982 to present; Chief Executive Officer, July 1991 to present; and Director, March 1960 to present.

ANREM Corporation: Director, September 1985 to present. Moody Bancshares, Inc.:
Director and President, 1982 to present. Moody Bank Holding Company, Inc.:
Director and President, 1988 to present. Moody National Bank of Galveston:
President, 1980 to 1993; Chairman of the Board, Director and Chief Executive Officer, 1980 to present. National Western Insurance Company: Chairman of the Board, Director and Chief Executive Officer, 1971 to present. The Moody
Foundation: Trustee, 1955 to present. Gal-Tex Hotel Corporation: Chairman of the Board and Director, 1954 to present. Gal-Tenn Hotel Corporation: Director. GTG
Corporation: Director. Gal-Tex Management Co.: Director. Gal-Tex Woodstock,
Inc.: Director. New Paxton Hotel Corporation: Director. Transitional Learning Community at Galveston: Chairman of the Board and Director. The Moody Endowment:
Chairman of the Board and Director.

G. RICHARD FERDINANDTSEN
DIRECTOR, SENIOR EXECUTIVE VICE PRESIDENT AND
CHIEF OPERATING OFFICER

American National: Director, 1998 to present; Senior Executive Vice President and Chief Operating Officer, April 1997 to present; Senior Executive Vice President and Chief Administrative Officer, April 1996 to April 1997; Senior Vice President, Health Insurance Operations, April 1993 to April 1996; Senior Vice President, Director of Group Insurance, July 1990 to April 1993. American National Life Insurance Company of Texas: Chairman of the Board, President and Director, 1998 to present; and Vice President, Health Insurance Operations, April 1993 to 1998. American National Property and Casualty Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National General Insurance Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. McMarr Properties (formerly American Securities Company): Director, April 1978 to present. McCreless
Foundation: Director, April 1992 to present. United Land:

Director, January 1985 to present. Commonwealth Life and Accident Insurance
Company: Director, June 1993 until company was merged in December 1994. American National Lloyds Insurance Company: Underwriter, March 1994 to present. Pacific P & C, Inc.: Director, 1995 to present; and Vice Chairman of the Board. Standard Life and Accident Insurance Company: Director, January 1996 to present; Chairman of the Board, President and Chief Executive Officer, 1998 to present. Garden State Life Insurance Company: Director. Securities Management & Research, Inc.:
Director. Comprehensive Investment Services, Inc.: Director. Alternative Benefit Management, Inc.: Director, President and Chief Executive Officer. ANMEX International Services, Inc.: Director and President. ANMEX International, Inc.:
Director and President.

IRWIN M. HERZ, JR.
DIRECTOR

American National: Director: 1984 to present. Greer, Herz & Adams, L.L.P.:
Partner, March 1980 to present, General Counsel to American National. Three R
Trust: Trustee, April 1971 to present. Commonwealth Life and Accident Insurance
Company: Director, April 1983 until company was merged in December 1994. Garden State Life Insurance Company: Director, June 1992 to present. American National Property and Casualty Company: Director. American National General Insurance
Company: Director. Pacific P & C, Inc.: Director.

R. EUGENE LUCAS
DIRECTOR

American National: Director, April 1981 to present. Gal-Tex Hotel Corporation:
President and Director, March 1971 to present. Gal-Tenn Hotel Corporation:
President and Director, March 1971 to present. Gal-Tex Management Company:
President and Director, May 1985 to present. Gal-Tex Woodstock, Inc.: President and Director, November 1995 to present. New Paxton Hotel Corporation: President and Director. Securities Management and Research, Inc.: Director, November 1982 to present. ANREM Corporation: Director, September 1982 to present. Colonel Museum, Inc.: Director, March 1985 to present.

E. DOUGLAS MCLEOD
DIRECTOR

American National: Director, April 1984 to present. ANREM Corporation: Director, October 1979 to present. National Western Life Insurance Company: Director, 1986 to present. Independent County Mutual Fire Insurance Company of Texas: Director, June 1984 to present. Attorney. The Moody Foundation: Director of Development, May 1982 to present. McLeod Properties: Owner. Texas State House of
Representatives: Past Member. Moody Gardens, Inc.: Chairman and Director, 1988 to present. Colonel Museum, Inc.: Vice President and Director, 1985 to present. Center for Transportation and Commerce: Director, 1983 to present.

FRANCES ANNE MOODY
DIRECTOR

American National: Director, April 1987 to present. The Moody Foundation:
Executive Director, January 1998 to present and Regional Grants Advisor, September 1996 to present. National Western Life Insurance Company: Director, 1990 to present. The Moody Endowment: Director, 1991 to present. Investments, Dallas, Texas.

RUSSELL S. MOODY
DIRECTOR

American National: Director, April 1986 to present. National Western Life Insurance Company: Director, 1988 to March 1996. Gal-Tex Hotel Corporation:
Director, 1981 to 1997. Seal Fleet, Inc.: Director, 1982 to 1996.

WILLIAM L. MOODY IV
DIRECTOR

American National: Director, March 1951 to present. Moody National Bank of
Galveston: Director, January 1969 to March 1996, and Advisory Director, March 1996 to present. Moody Ranches, Inc.: President and Director, May 1959 to present. American National Life Insurance Company of Texas: Director, November 1969 to present. Rosenberg Library: Board of Trustees, 1970 to present. University of Texas Medical Branch Development Board: Director, 1970 to present.

JOE MAX TAYLOR
DIRECTOR

American National: Director, April 1992 to present. County of Galveston, Texas:
Sheriff, 1980 to present. Moody Gardens, Inc.: Director and President, 1988 to present. Transitional Learning Community at Galveston: Director, 1985 to present. Galveston County Bail-Bond Board: President, 1981 to present. Fifty Club Board of Galveston: Director, 1981 to present. Landry's Seafood Restaurants, Inc.: Director, 1992 to present. Pre-Trial Release Board of Galveston County: 1982 to present. Juvenile Crime Prevention-Intervention Task
Force: Chairman, 1993 to present. University of Texas Medical Branch:
President's Cabinet, 1994 to present.

ROBERT A. FRUEND
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Director of Multiple Line Marketing, April 1989 to present. American National Life Insurance Company of
Texas: Director and Vice President, April 1989 to present. American National Property and Casualty Insurance Company: Chairman of the Board; and Director, November 1979 to present.

American National General Insurance Company: Chairman of the Board; and Director, November 1981 to present. Securities Management and Research, Inc.:
Director, November 1988 to present: Pacific P & C, Inc.: Director, 1995 to present; and Chairman of the Board. American National Insurance Service Company:
Director, November 1988 to present. ANPAC Lloyds Insurance Management, Inc.:
Director, December 1995 to present. American National Lloyds Insurance Company:
Director, December 1995 to present.

BILL J. GARRISON
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Director of Home Service Division, April 1991 to present. ANMEX International Services, Inc.: Vice President. ANMEX International, Inc.: Vice President. Commonwealth Life and Accident Insurance
Company: Director, February 1993 until company was merged in December 1994.

MICHAEL W. McCROSKEY
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President-Investments, 1995 to present; and Senior Vice President-Real Estate and Mortgage Loans, 1986 to 1995. ANREM
Corporation: Director, June 1977 to present; and President, October 1986 to present. American National Life Insurance Company of Texas: Assistant Secretary, December 1986 to present. Standard Life and Accident Insurance Company: Vice President, May 1988 to present. ANTAC, Inc.: President and Director, 1995 to present. Securities Management and Research, Inc.: President, Chief Executive Officer and Director, 1994 to present. American National Funds Group: President and Director, 1994 to present. SM&R Investments, Inc. (formerly SM&R Capital Funds, Inc.): Chief Executive Officer; President and Director, 1994 to present. American National Investment Accounts, Inc.: President and Director, 1994 to present. Pacific P & C, Inc.: Vice President, 1995 to present. Garden State Life Insurance Company: Vice President, May 1994 to present. American National Property and Casualty Company Vice President: June 1994 to present. American National General Insurance Company: Vice President, June 1994 to present. SM&R Growth Fund, Inc.: Director and President. SM&R Equity Income Fund, Inc.:
Director and President. SM&R Balanced Fund, Inc.: Director and President. ANDV `97: Director and President. Comprehensive Investment Services, Inc.: Director.

JAMES E. POZZI
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Independent Markets, April 1996 to present; and Senior Vice President, Corporate Planning and Development, June 1992 to April 1996. American National Life Insurance Company of Texas:
Vice President, April 1993 to present.

RONALD J. WELCH
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President and Chief Actuary, April 1996 to present; and Senior Vice President and Chief Actuary, April 1986 to April 1996. Standard Life and Accident Insurance Company: Director, December 1987 to present. American National Property and Casualty Company: Director, November 1987 to present. American National General Insurance Company: Director, November 1987 to present. American National Life Insurance Company of Texas: Director, November 1986 to present, Actuary, April 1980 to present, and Senior Vice President, April 1990 to present. Commonwealth Life and Accident Insurance
Company: Vice President, until company was merged in December 1994. Garden State Life Insurance Company: Chairman of the Board and Director, June 1992 to present: Pacific P & C, Inc.: Director, 1995 to present. American National Insurance Service Company: Director, December 1995 to present. Securities, Research & Management, Inc.: Director. ANMEX International Services, Inc.:
Director and Vice President. ANMEX International, Inc.: Director and Vice President. Alternative Benefit Management, Inc.: Director.

CHARLES H. ADDISON
SENIOR VICE PRESIDENT

American National: Senior Vice President, Systems Planning and Computing, April 1978 to present. American National Property and Casualty Company: Director, November 1981 to present. American National General Insurance Company: Director, November 1981 to present. Pacific P & C, Inc.: Director, 1995 to present. Standard Life and Accident Insurance Company: Director, January 1996 to present.

ALBERT L. AMATO
SENIOR VICE PRESIDENT

American National: Senior Vice President, Life Policy Administration, April 1994 to present; and Vice President, Life Policy Administration, April 1984 to April 1994. American National Life Insurance Company of Texas: Vice President, May 1984 to present. Garden State Life Insurance Company: Vice President, August 1992 to present, Director, August 1992 to December 1993, and Advisory Director, December 1993 to present. Standard Life and Accident Insurance Company: Vice President, Life Policy Administration. Alternative Benefit Management, Inc.:
Director and Senior Vice President. Commonwealth Life and Accident Insurance
Company: Director, August 1992 until company was merged in December 1994.

GLENN C. LANGLEY
SENIOR VICE PRESIDENT

American National: Senior Vice President, Human Resources, November 1995 to present; Vice President, Assistant Personnel Director, April 1983 to November 1995; Assistant Vice President, Equal Employment Opportunity/Affirmative

Action Program Coordinator, April 1976 to April 1983; and Assistant Vice President, Personnel Placement Director, April 1969 to April 1976. Standard Life and Accident Insurance Company: Vice President, Director of Human Resources.

STEPHEN E. PAVLICEK
SENIOR VICE PRESIDENT AND CONTROLLER

American National: Senior Vice President and Controller, April 1996 to present; Vice President and Controller, 1994 to April 1996; and Assistant Vice President-Financial Reports, 1983 to 1994. ANTAC, Inc.: Assistant Treasurer, 1995 to present. Garden State Life Insurance Company: Controller, June 1992 to present. American National Life Insurance Company of Texas: Controller, August 1994 to present. ANREM Corporation: Director. American National Property and Casualty
Company: Director. American National General Insurance Company: Director. Pacific P & C, Inc.: Director. Standard Life and Accident Insurance Company:
Vice President, Controller and Director. ANDV `97: Assistant Treasurer. ANMEX International Services, Inc.: Controller. ANMEX International, Inc.: Controller. Alternative Benefit Management, Inc.: Senior Vice President, Controller and Director.

STEVEN H. SCHOUWEILER
SENIOR VICE PRESIDENT

American National: Senior Vice President, Health Insurance Operations, May 1998 to present. Standard Life and Accident Insurance Company: Vice President, Claims, May 1998 to present. American National Life Insurance Company of Texas:
Director and Senior Vice President, May 1998 to present. Alternative Benefit Management, Inc.: Chief Administrative Officer, Senior Vice President and Director. Galveston Health Network, Inc.: President. Conseco Group Risk
Management: President and Chief Executive Officer, December 1989 to April 1998.

JAMES R. THOMASON
SENIOR VICE PRESIDENT

American National: Senior Vice President, Credit Insurance Services, April 1987 to present.

GARETH W. TOLMAN
SENIOR VICE PRESIDENT

American National: Senior Vice President, Corporate Affairs, April 1996 to present; and Vice President, Corporate Affairs, April 1976 to April 1996.

VINCENT E. SOLER, JR.
VICE PRESIDENT, SECRETARY AND TREASURER

American National: Vice President, Secretary and Treasurer, 1994 to present; and Vice President and Controller, March, 1984 to 1994. ANREM Corporation:

Treasurer, October 1984 to present. American National Life Insurance Company of
Texas: Treasurer, April 1984 to present; Controller, April 1984 to August 1994; and Secretary, August 1994 to present. Standard Life and Accident Insurance
Company: Secretary and Treasurer, 1998 to present; Assistant Secretary, January 1996 to 1998. ANTAC, Inc.: Secretary, 1995 to present. Garden State Life Insurance Company: Secretary and Treasurer, August 1994 to present. American National Property and Casualty Company: Assistant Secretary, August 1994 to present. American National General Insurance Company: Assistant Secretary. Pacific P & C, Inc.: Assistant Secretary. Galveston Health Network, Inc.:
Secretary. ANDV `97: Secretary. ANMEX International Services, Inc.: Secretary and Treasurer. ANMEX International, Inc.: Secretary and Treasurer. Comprehensive Investment Services, Inc.: Secretary. Alternative Benefit Management, Inc.:
Secretary and Treasurer.

The principal business address of each person listed above is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.

FINANCIAL STATEMENTS

Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. Our financial statements should not be considered as bearing on the investment.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors,
American National Insurance Company

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years then ended. These consolidated financial statements (pages 46 through 60) are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Houston, Texas
February 22, 1999

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)

------------------------------------------------------------------------------------------------------------------
                                                                                           1998            1997
------------------------------------------------------------------------------------------------------------------
PREMIUMS AND OTHER REVENUE
  Life and annuity premiums                                                            $  340,286      $  348,973
  Accident and health premiums                                                            393,602         378,621
  Property and casualty premiums                                                          354,820         312,987
  Other policy revenue                                                                    105,041          99,930
  Net investment income                                                                   475,242         472,895
  Gain from sale of investments                                                            49,768         103,320
  Other income                                                                             25,906          23,178
------------------------------------------------------------------------------------------------------------------
    Total revenue                                                                       1,744,665       1,739,904
------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
  Death and other benefits:
    Life and annuity                                                                      259,010         246,855
    Accident and health                                                                   289,553         280,376
    Property and casualty                                                                 280,036         233,887
  Increase/(decrease) in liability for future policy benefits:
    Life and annuity                                                                      162,049         185,827
    Accident and health                                                                      (262)         (4,862)
  Commissions for acquiring and servicing policies                                        247,015         239,633
  Other operating costs and expenses                                                      199,294         176,988
  Decrease/(increase) in deferred policy acquisition costs, net of amortization             9,795         (12,267)
  Taxes, licenses and fees                                                                 32,334          29,778
------------------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                                         1,478,824       1,376,215
------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF
  UNCONSOLIDATED AFFILIATES AND FEDERAL INCOME TAXES                                      265,841         363,689

EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES                                             8,048           9,333
------------------------------------------------------------------------------------------------------------------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES                                          273,889         373,022

PROVISION (BENEFIT) FOR FEDERAL INCOME TAXES
  Current                                                                                  77,707         134,271
  Deferred                                                                                 (1,216)         (9,606)
------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                             $  197,398      $  248,357
==================================================================================================================
NET INCOME PER COMMON SHARE - BASIC & DILUTED                                          $     7.45      $     9.38
==================================================================================================================
See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)

------------------------------------------------------------------------------------------------------------------------
                                                                                                 DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------
                                                                                          1998                 1997
------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, other than investments in unconsolidated affiliates
    Debt securities:
      Bonds held-to-maturity, at amortized cost                                     $ 3,565,974             $ 3,605,927
      Bonds available-for-sale, at market                                               720,818                 600,380
    Marketable equity securities, at market:
      Preferred stocks                                                                   41,664                  40,744
      Common stocks                                                                   1,051,926                 882,864
    Mortgage loans on real estate                                                     1,025,683               1,103,333
    Policy loans                                                                        296,109                 300,574
    Investment real estate, net of
      accumulated depreciation of $109,415 and $100,298                                 238,714                 258,210
    Short-term investments                                                               90,368                 126,786
    Other invested assets                                                               112,207                  63,081
------------------------------------------------------------------------------------------------------------------------
      Total investments                                                               7,143,463               6,981,899
  Cash                                                                                   22,228                   5,497
  Investments in unconsolidated affiliates                                              120,098                 100,888
  Accrued investment income                                                             104,405                 102,361
  Reinsurance ceded receivables                                                          65,667                  49,499
  Prepaid reinsurance premiums                                                          171,116                 141,270
  Premiums due and other receivables                                                     91,518                  84,275
  Deferred policy acquisition costs                                                     731,703                 748,341
  Property and equipment                                                                 40,860                  32,142
  Other assets                                                                           94,302                  58,577
  Separate account assets                                                               230,292                 179,027
------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                                                  $ 8,815,652             $ 8,483,776
========================================================================================================================
LIABILITIES
  Policyholder funds
    Future policy benefits:
      Life and annuity                                                              $ 2,029,396             $ 1,993,723
      Accident and health                                                                60,113                  60,589
    Policy account balances                                                           2,324,310               2,422,828
    Policy and contract claims                                                          359,953                 326,985
    Other policyholder funds                                                            510,130                 457,952
------------------------------------------------------------------------------------------------------------------------
      Total policyholder liabilities                                                  5,283,902               5,262,077
  Current federal income taxes                                                          (20,515)                 14,340
  Deferred federal income taxes                                                         259,243                 215,606
  Other liabilities                                                                     148,118                 107,309
  Separate account liabilities                                                          230,292                 179,027
------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                               5,901,040               5,778,359
------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
  Capital stock                                                                          30,832                  30,832
  Additional paid-in capital                                                                211                     211
  Accumulated other comprehensive income                                                299,176                 215,883
  Retained earnings                                                                   2,687,120               2,561,218
  Treasury stock, at cost                                                              (102,727)               (102,727)
------------------------------------------------------------------------------------------------------------------------
      TOTAL STOCKHOLDERS' EQUITY                                                      2,914,612               2,705,417
------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $ 8,815,652             $ 8,483,776
========================================================================================================================
See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(In thousands, except for per share data)

-----------------------------------------------------------------------------------------------------------------------
                                                                     ACCUMULATED
                                                         ADDITIONAL     OTHER
                                                 CAPITAL  PAID-IN   COMPREHENSIVE   RETAINED     TREASURY
                                                  STOCK   CAPITAL      INCOME       EARNINGS      STOCK       TOTAL
-----------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1996                       $ 30,832  $ 211     $ 163,352     $ 2,382,238  $ (102,727) $ 2,473,906
-----------------------------------------------------------------------------------------------------------------------
  Comprehensive income (net of taxes):
    Net income                                                                        248,357                  248,357
    Unrealized gains on marketable securities                          52,531                                   52,531
-----------------------------------------------------------------------------------------------------------------------
      Comprehensive income                                                                                     300,888

  Dividends to stockholders
    ($2.62 per share)                                                                 (69,377)                 (69,377)
-----------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1997                       $ 30,832  $ 211     $ 215,883     $ 2,561,218  $ (102,727) $ 2,705,417

  Comprehensive income (net of taxes):
    Net income                                                                        197,398                  197,398
    Unrealized gains on marketable securities                          83,293                                   83,293
-----------------------------------------------------------------------------------------------------------------------
      Comprehensive income                                                                                     280,691

  Dividends to stockholders
    ($2.70 per share)                                                                 (71,496)                 (71,496)
-----------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1998                       $ 30,832  $ 211     $ 299,176     $ 2,687,120  $ (102,727) $ 2,914,612
=======================================================================================================================
See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

------------------------------------------------------------------------------------------------------------------
                                                                                           1998            1997
------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
  Net income                                                                            $ 197,398       $ 248,357
  Adjustments to reconcile net income to net cash provided by operating activities:
   Increase in liabilities for policyholders' funds                                       121,016         145,663
   Charges to policy account balances                                                    (104,059)        (99,625)
   Interest credited to policy account balances                                           126,914         135,478
   Deferral of policy acquisition costs                                                  (140,707)       (151,891)
   Amortization of deferred policy acquisition costs                                      149,116         138,710
   Deferred federal income tax benefit                                                     (1,216)         (9,606)
   Depreciation                                                                            19,073          20,454
   Accrual and amortization of discounts                                                  (69,760)        (34,416)
   Gain from sale of investments                                                          (49,768)       (103,320)
   Equity in earnings of unconsolidated affiliates                                         (8,048)         (9,333)
   Increase in premiums receivable                                                         (7,243)        (15,023)
   Increase in accrued investment income                                                   (2,044)         (4,478)
   Capitalization of interest on policy and mortgage loans                                (16,750)        (14,475)
   Other changes, net                                                                     (52,366)        (26,937)
------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                           161,556         219,558
------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
  Proceeds from sale or maturity of investments:
    Bonds                                                                                 316,067         196,807
    Stocks                                                                                247,951         331,679
    Real estate                                                                            33,186          89,448
    Other invested assets                                                                     171           5,706
  Principal payments received on:
    Mortgage loans                                                                        154,333         168,603
    Policy loans                                                                           40,069          40,207
  Purchases of investments:
    Bonds                                                                                (373,401)       (424,721)
    Stocks                                                                               (237,868)       (279,690)
    Real estate                                                                            (7,462)         (1,537)
    Mortgage loans                                                                        (35,420)       (151,471)
    Policy loans                                                                          (21,988)        (23,023)
    Other invested assets                                                                 (79,081)        (15,250)
  Decrease (increase) in short-term investments, net                                       36,418        (121,262)
  Decrease in investment in unconsolidated affiliates, net                                (19,210)         (4,281)
  Increase in property and equipment, net                                                  (5,721)         (3,173)
------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                                  48,044        (191,958)
------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
  Policyholders' deposits to policy account balances                                      288,984         391,607
  Policyholders' withdrawals from policy account balances                                (410,357)       (357,878)
  Dividends to stockholders                                                               (71,496)        (69,377)
------------------------------------------------------------------------------------------------------------------
      Net cash used in financing activities                                              (192,869)        (35,648)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                            16,731          (8,048)
  Cash:
    Beginning of the year                                                                   5,497          13,545
------------------------------------------------------------------------------------------------------------------
    End of the year                                                                     $  22,228       $   5,497
==================================================================================================================

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

(1) NATURE OF OPERATIONS

    American National Insurance Company (American National) is a multiple line insurance company offering a broad line of insurance coverages, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through subsidiaries, American National also offers mutual funds and real estate management services. The majority (99%) of revenues is generated by the insurance business. With the exception of New York, business is conducted in all states, as well as Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe. Various distribution systems are utilized, including home service, multiple line ordinary, group brokerage, credit and independent third party marketing organizations.

    American National's insurance subsidiaries are American National Life Insurance Company of Texas (ANTEX), Garden State Life Insurance Company, Standard Life and Accident Insurance Company, American National Property and Casualty Company (ANPAC), American National General Insurance Company (ANGIC) and American National Lloyds Insurance Company (ANPAC Lloyds). The major non-insurance subsidiaries are Securities Management and Research, Inc.; Comprehensive Investment Services, Inc.; Alternative Benefit Management, Inc.; ANTAC, Inc.; and ANREM Corporation. As part of its investment portfolio, American National also owns interests in unconsolidated affiliates, primarily several real estate joint ventures and partnerships.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION--The consolidated financial statements include the accounts of American National Insurance Company and its wholly owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.

    The consolidated financial statements have been prepared on the basis of generally accepted accounting principles which, for the insurance companies, differs from the basis of accounting followed in reporting to insurance regulatory authorities. (See Note 14.)

    Certain reclassifications have been made to the 1997 financial information to conform to the 1998 presentation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

ACCOUNTING PRONOUNCEMENTS

    EARNINGS PER SHARE--As of December 31, 1997, American National adopted FAS No. 128, "Earnings per Share." This statement establishes standards for computing and presenting earnings per share. As American National has a simple capital structure, the adoption of this new standard did not have any effect on the calculation of earnings per share.

    REPORTING COMPREHENSIVE INCOME--Effective January 1, 1998, American National adopted FAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for presenting comprehensive income and its components prominently in the financial statements. American National has elected to display comprehensive income as part of the consolidated statements of changes in stockholders' equity. Additional information regarding the components of comprehensive income is reported in Note 11.

    DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION-- Effective January 1, 1998, American National adopted FAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement establishes standards for presenting information about operating segments in financial statements. The statement requires disclosure of information on operating segments that are evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The adoption of this new standard required the restatement of prior period segment disclosures to conform with the new format, but had no effect on American National's financial position or results from operations. The segment disclosures are presented in Note 13.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

    PENSION AND OTHER POSTRETIREMENT BENEFIT DISCLOSURES--As of December 31, 1998, American National adopted FAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits." This statement establishes revised standards for disclosures about pensions and other postretirement benefit plans. The adoption of this new standard required the restatement of prior period disclosures to conform with the new requirements, but had no effect on American National's financial position or results from operations. The retirement benefits disclosures are presented in Note 15.

    ACCOUNTING FOR DERIVATIVE INSTRUMENTS--FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," is effective for all quarters beginning after June 15, 1999. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The statement requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value.

    American National will adopt FAS No. 133 on July 1, 1999. Management believes that the adoption of FAS No. 133 will not have a significant effect on American National's financial position or results from operations.

INVESTMENTS

    DEBT SECURITIES--Bonds that are intended to be held-to-maturity are carried at amortized cost. American National has the ability and intent to hold these securities until maturity.

    Bonds held as available-for-sale are carried at market.

    PREFERRED STOCKS--All preferred stocks are classified as available-for-sale, and are carried at market.

    COMMON STOCKS--All common stocks are classified as available-for-sale, and are carried at market.

    UNREALIZED GAINS--For all investments carried at market, the unrealized gains or losses (differences between amortized cost and market value), net of applicable federal income taxes, are reflected in stockholders' equity as a component of accumulated other comprehensive income.

    MORTGAGE LOANS--Mortgage loans on real estate are carried at amortized cost, less allowance for valuation impairments.

    The mortgage loan portfolio is closely monitored through the review of loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. Impaired loans are loans where, based on current information and events, it is probable that American National will be unable to collect all amounts due according to the contractual terms of the loan agreement.

    POLICY LOANS--Policy loans are carried at cost.

    INVESTMENT REAL ESTATE--Investment real estate is carried at cost, less allowance for depreciation and valuation impairments. Depreciation is provided over the estimated useful lives of the properties (15 to 50 years), using straight-line and accelerated methods.

    American National's real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not an impairment allowance is necessary. If a possible impairment is indicated, the fair market value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair market value, an impairment allowance is established.

    SHORT-TERM INVESTMENTS--Short-term investments (primarily commercial paper) are carried at amortized cost.

    OTHER INVESTED ASSETS--Other invested assets are carried at cost, less allowance for valuation impairments. Valuation allowances for other invested assets are considered on an individual basis in accordance with the same procedures used for investment real estate.

    INVESTMENT VALUATION ALLOWANCES AND IMPAIRMENTS--Investment valuation allowances are established for impairments of mortgage loans, real estate and other assets in accordance with the policies established for each class of invested asset. The increase in the valuation allowances is reflected in current period income as a realized loss.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

    Management believes that the valuation allowances are adequate. However, it is possible that a significant change in economic conditions in the near term could result in losses exceeding the amounts established.

    CASH AND CASH EQUIVALENTS--American National considers cash on hand and in banks as cash for purposes of the consolidated statements of cash flows.

    INVESTMENTS IN UNCONSOLIDATED AFFILIATES--These assets are primarily investments in real estate joint ventures, and are accounted for under the equity method of accounting.

    PROPERTY AND EQUIPMENT--These assets consist of buildings occupied by the companies, electronic data processing equipment, and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is provided using straight-line and accelerated methods over the estimated useful lives of the assets (three to 50 years).

INSURANCE SPECIFIC ASSETS AND LIABILITIES

    DEFERRED POLICY ACQUISITION COSTS--Certain costs of acquiring new insurance business have been deferred. For life, annuity, and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the cost of insurance in force gained through acquisitions. The amount of commissions deferred includes first-year commissions and certain subsequent year commissions that are in excess of ultimate level commission rates.

    The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

    Costs deferred on universal life, limited pay and investment-type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to net unrealized gains (losses) in consolidated stockholders' equity as of the balance sheet date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.

    Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions, underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

    FUTURE POLICY BENEFITS--For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the companies' experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from the assumed, the estimates are revised for current and future issues.

    Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges. In the near term, it is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

RECOGNITION OF PREMIUM REVENUE AND POLICY BENEFITS

    TRADITIONAL ORDINARY LIFE AND HEALTH--Life and accident and health premium is recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

    ANNUITIES--Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the premiums

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

received plus accumulated interest less applicable accumulated administrative fees. It is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

    UNIVERSAL LIFE AND SINGLE PREMIUM WHOLE LIFE--Revenues from universal life policies and single premium whole life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid, and earned policy service fees. Policyholder account balances consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

    PROPERTY AND CASUALTY--Property and casualty premiums are recognized proportionately as revenue over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses. The reserves for losses and loss adjustment expenses are estimates of future payments of reported and unreported claims, and the related expenses with respect to insured events that have occurred. These reserves are calculated using case basis estimates for reported losses and experience for claims incurred but not reported. These loss reserves are reported net of an allowance for salvage and subrogation. Management believes that American National's reserves have been appropriately calculated, based on available information as of December 31, 1998. However, it is possible that the ultimate liabilities may vary significantly from these estimated amounts.

    PARTICIPATING INSURANCE POLICIES--The allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums. Participating business comprised approximately 2.7% of the life insurance in force at December 31, 1998 and 5.1% of life premiums in 1998.

    FEDERAL INCOME TAXES--American National and all but one of its subsidiaries will file a consolidated life/non-life federal income tax return for 1998. Alternative Benefit Management, Inc files a separate return. In 1997, Garden State Life Insurance Company filed a separate return.

    Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

    SEPARATE ACCOUNT ASSETS AND LIABILITIES--The separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. The investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. The assets of each separate account are legally segregated, and are not subject to claims that arise out of any other business of American National. The assets of these accounts are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts, are excluded from revenues, and related liability increases are excluded from benefits and expenses in this report.

    NET INCOME PER COMMON SHARE--Net income per common share is based on the weighted average number of shares outstanding (26,479,165 shares for 1998 and 1997).

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS

    The amortized cost and estimated market values of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):


                                                                 GROSS            GROSS          ESTIMATED
                                                AMORTIZED      UNREALIZED      UNREALIZED          MARKET
                                                  COST           GAINS            LOSSES           VALUE
------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1998
-----------------
Debt securities
  Bonds held-to-maturity:
    U. S. government and agencies              $  166,206      $  5,503         $     --         $  171,709
    States and political subdivisions              39,427           692              (24)            40,095
    Foreign governments                           106,924         9,436               --            116,360
    Public utilities                            1,210,677        73,784             (135)         1,284,326
    All other corporate bonds                   1,914,950       132,731             (491)         2,047,190
    Mortgage-backed securities                    127,790         8,344               (1)           136,133
------------------------------------------------------------------------------------------------------------
      Total bonds held-to-maturity              3,565,974       230,490             (651)         3,795,813
------------------------------------------------------------------------------------------------------------
  Bonds available-for-sale:
    U. S. government and agencies                  71,579         1,368               --             72,947
    Foreign governments                            42,780         4,758               --             47,538
    Public utilities                              230,534        16,738               --            247,272
    All other corporate bonds                     328,132        25,310             (381)           353,061
------------------------------------------------------------------------------------------------------------
      Total bonds available-for-sale              673,025        48,174             (381)           720,818
------------------------------------------------------------------------------------------------------------
        Total debt securities                   4,238,999       278,664           (1,032)         4,516,631
------------------------------------------------------------------------------------------------------------
Marketable equity securities:
  Preferred stock                                  39,264         2,427              (27)            41,664
  Common stock                                    619,197       473,099          (40,370)         1,051,926
------------------------------------------------------------------------------------------------------------
        Total marketable equity securities        658,461       475,526          (40,397)         1,093,590
------------------------------------------------------------------------------------------------------------
          Total investments in securities      $4,897,460      $754,190         $(41,429)        $5,610,221
============================================================================================================
DECEMBER 31, 1997
-----------------
Debt securities
  Bonds held-to-maturity:
    U. S. government and agencies             $   180,156     $   5,662         $   (220)        $  185,598
    States and political subdivisions              11,367           261              (15)            11,613
    Foreign governments                           121,643         7,147               --            128,790
    Public utilities                            1,198,814        39,353           (2,374)         1,235,793
    All other corporate bonds                   1,885,700        85,963           (1,925)         1,969,738
    Mortgage-backed securities                    208,247        12,809               (2)           221,054
------------------------------------------------------------------------------------------------------------
      Total bonds held-to-maturity              3,605,927       151,195           (4,536)         3,752,586
------------------------------------------------------------------------------------------------------------
  Bonds available-for-sale:
    U. S. government and agencies                  49,990         1,348               --             51,338
    Foreign governments                            47,141         4,328               --             51,469
    Public utilities                              185,078        12,330               --            197,408
    All other corporate bonds                     280,860        19,311               (6)           300,165
------------------------------------------------------------------------------------------------------------
      Total bonds available-for-sale              563,069        37,317               (6)           600,380
------------------------------------------------------------------------------------------------------------
        Total debt securities                   4,168,996       188,512           (4,542)         4,352,966
------------------------------------------------------------------------------------------------------------
Marketable equity securities:
  Preferred stock                                  39,313         1,510              (79)            40,744
  Common stock                                    575,058       331,280          (23,474)           882,864
------------------------------------------------------------------------------------------------------------
        Total marketable equity securities        614,371       332,790          (23,553)           923,608
------------------------------------------------------------------------------------------------------------
          Total investments in securities     $ 4,783,367     $ 521,302         $(28,095)        $5,276,574
============================================================================================================

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

    DEBT SECURITIES--The amortized cost and estimated market value, by contractual maturity of debt securities at December 31, 1998, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 BONDS-HELD-          BONDS-AVAILABLE-
                                                 TO-MATURITY             FOR-SALE
------------------------------------------------------------------------------------------
                                                        ESTIMATED                ESTIMATED
                                            AMORTIZED    MARKET      AMORTIZED    MARKET
                                              COST       VALUE         COST       VALUE
------------------------------------------------------------------------------------------
Due in one year or less                   $    20,555 $   20,665     $     --    $     --
Due after one year through five years         781,869    823,428      198,820     212,534
Due after five years through ten years      2,600,777  2,780,095      448,940     481,640
Due after ten years                            34,984     35,494       25,265      26,644
------------------------------------------------------------------------------------------
                                            3,438,185  3,659,682      673,025     720,818
Without single maturity date                  127,789    136,131           --          --
------------------------------------------------------------------------------------------
                                          $ 3,565,974 $3,795,813     $673,025    $720,818
------------------------------------------------------------------------------------------

    Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) were $317,556,000 for 1998. Gross gains of $71,935,000 and gross losses of $36,975,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $40,454,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's credit-worthiness. The net gain from the sale of these bonds was $1,073,000.

    Bonds were called by the issuers during 1998, which resulted in proceeds of $89,205,000 from the disposal. Gross gains of $747,000 were realized on those disposals.

    Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) were $331,679,000 for 1997. Gross gains of $118,985,000 and gross losses of $12,301,000 were realized on those sales. Bonds were called by the issuers during 1997, which resulted in proceeds from the disposal of $11,442,000. Gross gains of $531,000 were realized on those disposals.

    All gains and losses were determined using specific identification of the securities sold.

    UNREALIZED GAINS ON SECURITIES--Unrealized gains on marketable equity securities and bonds available-for-sale, presented in the stockholders' equity section of the consolidated statements of financial position, are net of deferred tax liabilities of $160,912,000 and $116,062,000 for 1998 and 1997, respectively.

    The change in the net unrealized gains on investments for the years ended December 31 are summarized as follows (in thousands):

                                                  1998             1997
--------------------------------------------------------------------------
Bonds available-for-sale                        $ 10,482         $ 13,391
Preferred stocks                                     969              352
Common stocks                                    124,923           71,152
Amortization of deferred
  policy acquisition costs                        (8,229)          (3,863)
--------------------------------------------------------------------------
                                                 128,145           81,032
Provision for federal
  income taxes                                   (44,852)         (28,501)
--------------------------------------------------------------------------
                                                $ 83,293         $ 52,531
==========================================================================

    MORTGAGE LOANS--In general, mortgage loans are secured by first liens on income-producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of 75% to 90% on newly funded mortgage loans. As of December 31, 1998, mortgage loans have both fixed rates from 5.75% to 12.5% and variable rates from 6.25% to 10.25%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 3 to 31 years.

    American National has investments in first lien mortgage loans on real estate with carried values of $1,025,683,000 and $1,103,333,000 at December 31, 1998 and 1997, respectively. Problem loans, on which impairment allowances were established, totaled $2,995,000 and $6,493,900 at December 31, 1998 and 1997, respectively.

    POLICY LOANS--Policy loans have interest rates ranging from 2.75% to 8%. Approximately 99% of the policy loan portfolio carried interest rates of 5% to 8% at December 31, 1998.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

    INVESTMENT INCOME AND REALIZED GAINS (LOSSES)--Investment income and realized gains (losses) from disposals of investments, before federal income taxes, for the years ended December 31 are summarized as follows (in thousands):



                                                    INVESTMENT                  GAINS (LOSSES) FROM
                                                      INCOME                 DISPOSALS OF INVESTMENTS
--------------------------------------------------------------------------------------------------------
                                                1998            1997            1998             1997
--------------------------------------------------------------------------------------------------------
Bonds                                         $317,481        $303,426         $ 2,614         $    530
Preferred stocks                                 2,584           3,173               1               21
Common stocks                                   16,774          18,977          33,092          106,662
Mortgage loans                                  97,871         109,165           1,248           (1,277)
Real estate                                     80,138          84,344           1,338           (5,977)
Other invested assets                           29,123          26,872            (564)             (83)
Investment in unconsolidated affiliates             --              --              29              (79)
--------------------------------------------------------------------------------------------------------
                                               543,971         545,957          37,758           99,797
Investment expenses                            (68,729)        (73,062)             --               --
Decrease in valuation allowances                    --              --          12,010            3,523
--------------------------------------------------------------------------------------------------------
                                              $475,242        $472,895         $49,768         $103,320
========================================================================================================

(4) CONCENTRATIONS OF CREDIT RISK ON INVESTMENTS

    American National employs a strategy to invest funds at the highest return possible commensurate with sound and prudent underwriting practices to ensure a well-diversified investment portfolio.

BONDS:

    American National's bond portfolio is of high investment quality and is well diversified. The bond portfolio distributed by quality rating at December 31 is summarized as follows:


                        1998                    1997
----------------------------------------------------
AAA                       9%                      8%
AA                       14%                     13%
A                        55%                     56%
BBB & below              22%                     23%
----------------------------------------------------
                        100%                    100%
====================================================

COMMON STOCK:

    American National's stock portfolio by market sector distribution at December 31 is summarized as follows:


                                1998            1997
----------------------------------------------------
Basic materials                   4%              8%
Capital goods                     7%             10%
Consumer goods                   18%             18%
Energy                            5%              7%
Finance                          11%              9%
Technology                       16%             12%
Health care                      24%             21%
Miscellaneous                    15%             15%
----------------------------------------------------
                                100%            100%
====================================================

MORTGAGE LOANS AND INVESTMENT REAL ESTATE:

    American National invests primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.

    Mortgage loans and investment real estate by property type distribution at December 31 are summarized as follows:

                                                        INVESTMENT
                                        MORTGAGE           REAL
                                          LOANS           ESTATE
-------------------------------------------------------------------
                                        1998  1997      1998   1997
-------------------------------------------------------------------
Office buildings                         21%   21%       19%   19%
Shopping centers                         56%   56%       40%   40%
Commercial                                3%    3%       14%   15%
Apartments                                1%    2%        3%    3%
Hotels/motels                             3%    3%       16%   16%
Industrial                               13%   12%        4%    4%
Other                                     3%    3%        4%    3%
-------------------------------------------------------------------
                                        100%  100%      100%  100%
===================================================================

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

    American National has a well-diversified portfolio of mortgage loans and real estate properties. Mortgage loans and real estate investments by geographic distribution at December 31 are as follows:

                                                        INVESTMENT
                                        MORTGAGE           REAL
                                         LOANS            ESTATE
--------------------------------------------------------------------
                                        1998   1997     1998   1997
--------------------------------------------------------------------
Texas                                    18%    18%      41%    45%
South Central, except Texas               2%     2%       1%     1%
California                               11%    11%       8%     7%
Western, except California                7%     6%       4%     4%
Southeastern                              9%    10%      22%    22%
North Central U.S.                        8%    10%      15%    14%
North Eastern U.S.                       45%    43%       9%     7%
--------------------------------------------------------------------
                                        100%   100%     100%   100%
====================================================================

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

    Estimated market values of financial instruments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in developing the estimates of fair value. Accordingly, these estimates are not necessarily indicative of the amounts that could be realized in a current market exchange, or the amounts that may ultimately be realized. The use of different market assumptions or estimating methodologies may have a material effect on the estimated market values.

DEBT SECURITIES:

    The estimated market values for bonds represent quoted market values from published sources or bid prices obtained from securities dealers.

MARKETABLE EQUITY SECURITIES:

    Market values for preferred and common stocks represent quoted market prices obtained from independent pricing services.

MORTGAGE LOANS:

    The market value for mortgage loans is estimated using discounted cash flow analyses based on interest rates currently being offered for comparable loans. Loans with similar characteristics are aggregated for purposes of the analyses.

POLICY LOANS:

    The carrying amounts for policy loans approximates their market value.

SHORT-TERM INVESTMENTS:

    The carrying amounts for short-term investments approximates their market value.

INVESTMENT CONTRACTS:

    The market value of investment contract liabilities is estimated using a discounted cash flow model, assuming the companies' current interest rates on new products. The carrying value for these contracts approximates their market value.

INVESTMENT COMMITMENTS:

    American National's investment commitments are all short-term in duration, and the market value was not significant at December 31, 1998 or 1997.

VALUES:

    The carrying amounts and estimated market values of financial instruments at December 31 are as follows (in thousands):

                                        1998                    1997
--------------------------------------------------------------------------------
                                             ESTIMATED              ESTIMATED
                                 CARRYING      MARKET    CARRYING     MARKET
                                   AMOUNT       VALUE      AMOUNT      VALUE
--------------------------------------------------------------------------------
Financial assets:
Bonds:
Held-to-maturity                $ 3,565,974 $ 3,795,813 $ 3,605,927 $ 3,752,586
Available-for-sale                  720,818     720,818     600,380     600,380
Preferred stock                      41,664      41,664      40,744      40,744
Common stock                      1,051,926   1,051,926     882,864     882,864
Mortgage loans on real estate     1,025,683   1,158,033   1,103,333   1,229,078
Policy loans                        296,109     296,109     300,574     300,574
Short-term investments               90,368      90,368     126,786     126,786
Financial liabilities:
Investment contracts              1,736,223   1,736,223   1,867,233   1,867,233
--------------------------------------------------------------------------------

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

(6) DEFERRED POLICY ACQUISITION COSTS

    Deferred policy acquisition costs and premiums for the years ended December 31, 1998 and 1997, are summarized as follows (in thousands):


                                              LIFE      ACCIDENT   PROPERTY &
                                           & ANNUITY    & HEALTH    CASUALTY     TOTAL
------------------------------------------------------------------------------------------
Balance at December 31, 1996               $ 624,012    $ 107,192    $ 7,819    $ 739,023
------------------------------------------------------------------------------------------
Additions                                    105,268       21,373     24,336      150,977
Amortization                                 (92,830)     (23,553)   (22,327)    (138,710)
Effect of change in unrealized gains on
  available-for-sale securities               (3,863)                              (3,863)
------------------------------------------------------------------------------------------
Net change                                     8,575       (2,180)     2,009        8,404
Acquisitions                                     752          162         --          914
------------------------------------------------------------------------------------------
Balance at December 31, 1997                 633,339      105,174      9,828      748,341
------------------------------------------------------------------------------------------
Additions                                     87,660       25,897     25,764      139,321
Amortization                                 (98,017)     (26,940)   (24,159)    (149,116)
Effect of change in unrealized gains on
  available-for-sale securities               (8,229)                              (8,229)
------------------------------------------------------------------------------------------
Net change                                   (18,586)      (1,043)     1,605      (18,024)
Acquisitions                                     782          604         --        1,386
------------------------------------------------------------------------------------------
Balance at December 31, 1998               $ 615,535    $ 104,735   $ 11,433   $  731,703
==========================================================================================
1998 premiums                              $ 340,286    $ 393,602   $354,820   $1,088,708
==========================================================================================
1997 premiums                              $ 348,973    $ 378,621   $312,987   $1,040,581
==========================================================================================

     Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

    Acquisitions relate to the acquisition of various insurance portfolios under assumption reinsurance agreements.

(7) FUTURE POLICY BENEFITS

LIFE INSURANCE:

    Interest assumptions used in the calculation of future policy benefits for life policies are as follows:

                                                              PERCENTAGE OF
                                                              FUTURE POLICY
POLICY ISSUE                    INTEREST                        BENEFITS
    YEAR                          RATE                          SO VALUED
---------------------------------------------------------------------------
ORDINARY--
1996-1998       7.5% for years 1 through 5, graded to 5.5% at the
                end of year 25, and level thereafter                     2%

1981-1995       8% for years 1 through 5, graded to 6% at the end
                of year 25, and level thereafter                        20%

1976-1981       7% for years 1 through 5, graded to 5% at the end
                of year 25, and level thereafter                        22%

1972-1975       6% for years 1 through 5, graded to 4% at the end
                of year 25, and level thereafter                         9%

1969-1971       6% for years 1 through 5, graded to 3.5% at the
                end of year 30, and level thereafter                     7%

1962-1968       4.5% for years 1 through 5, graded to 3.5% at the
                end of year 15, and level thereafter                    13%

1948-1961       4% for years 1 through 5,graded to 3.5% at the
                end of year 10, and level thereafter                    13%

1947 and prior  Statutory rates of 3% or 3.5%                            2%

INDUSTRIAL--
1948-1967       4% for years 1 through 5, graded to 3.5% at the end
                of year 10, and level thereafter                         6%

1947 and prior  Statutory rates of 3%                                    6%
---------------------------------------------------------------------------
                                                                       100%
===========================================================================

    Future policy benefits for universal life are calculated from the current account value.

    Future policy benefits for other policies have been calculated using level interest rates principally as follows: annuities at 6% and group at 4%.

    Mortality and withdrawal assumptions are based on American National's experience.

HEALTH INSURANCE:

    Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%.

    Morbidity and termination assumptions are based on American National's experience.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

(8) LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

    Activity in the liability for accident and health, and property and casualty unpaid claims and claim adjustment expenses is summarized as follows (in thousands):

                                         1998              1997
------------------------------------------------------------------
Balance at January 1                  $ 249,639         $ 222,996
  Less reinsurance recoverables           2,567             2,439
------------------------------------------------------------------
Net balance at January 1                247,072           220,557
------------------------------------------------------------------
Incurred related to:
  Current year                          598,681           515,202
  Prior years                            (6,592)           (1,098)
------------------------------------------------------------------
Total incurred                          592,089           514,104
------------------------------------------------------------------
Paid related to:
  Current year                          411,352           343,333
  Prior years                           158,879           144,256
------------------------------------------------------------------
Total paid                              570,231           487,589
------------------------------------------------------------------
Net balance at December 31              268,930           247,072
  Plus reinsurance recoverables              11             2,567
------------------------------------------------------------------
Balance at December 31                $ 268,941         $ 249,639
==================================================================

    The balances at December 31 are included in policy and contract claims on the consolidated statement of financial position.

(9) REINSURANCE

    As is customary in the insurance industry, the companies reinsure portions of certain insurance policies they write, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $1,875,000.

    The companies remain contingently liable with respect to any reinsurance ceded, and would become actually liable if the assuming companies were unable to meet their obligations under any reinsurance treaties.

    American National evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 1998, amounts recoverable from reinsurers, with a carrying value of $93,551,000, were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos. American National holds collateral related to these credit reinsurers totaling $71,554,000. This collateral is in the form of custodial accounts controlled by American National, which can be drawn on for amounts that remain unpaid for more than 120 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

    Premiums, premium-related reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as follows (in thousands):

                                                1998            1997
-----------------------------------------------------------------------
Direct premiums                             $1,201,189      $1,134,615
Reinsurance premiums assumed
from other companies                            42,403          25,146
Reinsurance premiums ceded
to other companies                            (154,884)       (119,180)
-----------------------------------------------------------------------
Net premiums                                $1,088,708      $1,040,581
=======================================================================
Reinsurance recoveries                      $   88,240      $   56,535
=======================================================================

    Life insurance in force and related reinsurance amounts at December 31 are summarized as follows (in thousands):

                                              1998            1997
----------------------------------------------------------------------
Direct life insurance in force          $  44,134,974   $  43,143,187
Reinsurance risks assumed
  from other companies                        713,200         662,171
----------------------------------------------------------------------
Total life insurance in force              44,848,174      43,805,358
Reinsurance risks ceded to
  other companies                          (7,965,042)     (6,985,956)
----------------------------------------------------------------------
Net life insurance in force             $  36,883,132   $  36,819,402
======================================================================

(10) FEDERAL INCOME TAXES

    The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate of the companies to the statutory federal income tax rate follows (in thousands, except percentages):


                                       1998              1997
--------------------------------------------------------------------
                                 AMOUNT    RATE     AMOUNT    RATE
--------------------------------------------------------------------
Income tax on pre-tax income    $ 95,861  35.00 % $ 130,558  35.00 %
Tax-exempt investment income        (971) (0.35)%      (383) (0.10)%
Dividend exclusion                (5,044) (1.84)%    (3,046) (0.82)%
Exempted losses on
  sale of assets                  (9,856) (3.60)%        --     -- %
Miscellaneous tax credits, net    (1,467) (0.54)%    (1,238) (0.33)%
Other items, net                  (2,032) (0.74)%    (1,226) (0.33)%
--------------------------------------------------------------------
                                $ 76,491  27.93 % $ 124,665  33.42 %
====================================================================

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

    The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1998 and December 31, 1997 are as follows (in thousands):

                                                        1998            1997
-------------------------------------------------------------------------------
DEFERRED TAX ASSETS:
Investment in bonds, real estate and
  other invested assets, principally due to
  investment valuation allowances                   $   10,656       $  11,858
Policyowner funds, principally
  due to policy reserve discount                        78,279          81,935
Policyowner funds, principally
  due to unearned premium reserve                       10,020           9,527
Other assets                                             2,649           6,701
-------------------------------------------------------------------------------
Total gross deferred tax assets                     $  101,604      $  110,021
Less valuation allowance                                (3,000)         (3,000)
-------------------------------------------------------------------------------
Net deferred tax assets                             $   98,604      $  107,021
-------------------------------------------------------------------------------

DEFERRED TAX LIABILITIES:
Marketable equity securities, principally
  due to net unrealized gains on stock              $ (151,396)     $ (107,767)
Investment in bonds, principally
  due to accrual of discount on bonds                  (17,390)        (16,312)
Deferred policy acquisition costs, due to
  difference between GAAP and tax                     (177,057)       (185,903)
Property, plant and equipment, principally
  due to difference between GAAP
  and tax depreciation methods                         (12,004)        (12,563)
Other liabilities                                           --             (82)
-------------------------------------------------------------------------------
Net deferred tax liabilities                        $ (357,847)     $ (322,627)
-------------------------------------------------------------------------------
Total deferred tax                                  $ (259,243)     $ (215,606)
===============================================================================

    Through 1983, under the provision of the Life Insurance Company Income Tax Act of 1959, life insurance companies were permitted to defer from taxation a portion of their income (within certain limitations) until and unless it is distributed to stockholders, at which time it was taxed at regular corporate tax rates. No provision for deferred federal income taxes applicable to such untaxed income has been made, because management is of the opinion that no distributions of such untaxed income (designated by federal law as "policyholders' surplus") will be made in the foreseeable future. There was no change in the "policyholders' surplus" between December 31, 1997 and December 31, 1998, and the cumulative balance was approximately $63,000,000 at both dates.

    Federal income taxes totaling approximately $111,465,000 and $136,212,000 were paid to the Internal Revenue Service in 1998 and 1997, respectively. The statute of limitations for examination by the Internal Revenue Service of federal income tax returns through 1994 for American National and its subsidiaries has expired. All prior year deficiencies have been paid or provided for, and American National has filed appropriate claims for refunds through 1995. In the opinion of management, adequate provision has been made for any tax deficiencies that may be sustained.

(11) COMPONENTS OF COMPREHENSIVE INCOME

    The only item included in comprehensive income, other than net income, is unrealized gains. The details on the unrealized gains included in comprehensive income, and the related tax effects thereon are as follows:


                                                      FEDERAL
                                                      INCOME    NET OF
                                          BEFORE        TAX     FEDERAL
                                          FEDERAL     EXPENSE    INCOME
                                            TAX      (BENEFIT)    TAX
-------------------------------------------------------------------------
DECEMBER 31, 1998
-----------------
Unrealized gains                          163,103      57,086    106,017
Less: reclassification adjustment for
  gains realized in net income            (34,960)    (12,236)   (22,724)
-------------------------------------------------------------------------
Net unrealized gains component of
  comprehensive income                    128,143      44,850     83,293

DECEMBER 31, 1997
-----------------
Unrealized gains                          187,501      65,625    121,876
Less: reclassification adjustment for
  gains realized in net income           (106,684)    (37,339)   (69,345)
-------------------------------------------------------------------------
Net unrealized gains component of
comprehensive income                       80,817      28,286     52,531
=========================================================================

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

(12) STOCKHOLDERS' EQUITY

    American National has only one class of common stock, no preferred stock and no options which could be converted into common or preferred stock. At December 31, 1998 and 1997, American National had 50,000,000 authorized shares of $1.00 par value common stock. At December 31, 1998 and 1997, issued shares were 30,832,449; treasury shares were 4,353,284; and out-standing shares were 26,479,165.

    American National's payment of dividends to stock-holders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and limit the payment of dividends to statutory net gain from operations on an annual, noncumulative basis in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of stockholders' equity, as determined on a GAAP basis over that determined on a statutory basis.

     Generally, the same restrictions apply to American National's insurance subsidiaries regarding amounts that can transfer in the form of dividends, loans, or advances to the parent company.

     At December 31, 1998, approximately $571,986,000 of American National's consolidated stockholders' equity represents net assets of its insurance subsidiaries. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.

(13) SEGMENT INFORMATION

     American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business around its marketing distribution channels. Separate management of each segment is required because each business unit is subject to different marketing strategies. There are eight operating segments based on the company's marketing distribution channels.

     The operating segments are as follows:

     MULTIPLE LINE MARKETING -- This segment derives its revenues from the sale of individual life, annuity, accident and health, and property and casualty products marketed through American National Insurance Company, ANTEX, ANPAC, ANGIC, and ANPAC Lloyds.

     HOME SERVICE DIVISION -- This segment derives its revenues from the sale of individual life, annuity, and accident and health insurance using a system where the agents collect the premiums.

     INDEPENDENT MARKETING -- This segment derives its revenues mainly from the sale of life and annuity lines marketed through independent marketing organizations.

     HEALTH DIVISION -- This segment derives its revenues primarily from the sale of accident and health insurance, plus group life insurance marketed through group brokers and third party marketing organizations.

     CREDIT INSURANCE DIVISION -- This segment derives its revenues principally from the sale of credit life and credit accident and health insurance.

     SENIOR AGE MARKETING -- This segment derives its revenues primarily from the sale of Medicare supplement plans, individual life, annuities, and accident and health insurance marketed through Standard Life and Accident Insurance Company.

     DIRECT MARKETING -- This segment derives its revenues principally from the sale of individual life insurance, marketed through Garden State Life Insurance Company, using direct selling methods.

     CAPITAL AND SURPLUS -- This segment derives its revenues principally from investment instruments.

     ALL OTHER -- This category comprises segments that are too small to show individually. This category includes non-insurance, reinsurance assumed, and retirement benefits.

     All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate line of business within each segment. Income and expenses, which are not specifically attributable to policy transactions, are allocated to the lines within each segment as follows:

     Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from all other assets is allocated to capital and surplus to arrive at an underwriting gain from operations. A portion of the income allocated to capital and surplus is then re-allocated to the other segments in accordance with the amount of equity invested in each segment.

     Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.

             AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

     Gain or loss on the sale of investments and equity in earnings of unconsolidated affiliates is allocated to capital and surplus.

     Federal income taxes have been applied to the net earnings of each segment, based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to capital and surplus.

     The following tables summarize net income and various components of net income by operating segment for the years ended December 31, 1998 and 1997 (in thousands):


                                                                                                  GAIN FROM
                                                                                                  OPERATIONS
                                                                     INVESTMENT                     BEFORE     FEDERAL
                          PREMIUM               EXPENSES               INCOME      EQUITY IN       FEDERAL    INCOME TAX
                         AND OTHER   INTEREST     AND     GAIN FROM      ON      UNCONSOLIDATED     INCOME     EXPENSES
                          REVENUE     REVENUE   BENEFITS  OPERATIONS   EQUITY      AFFILIATES       TAXES      (BENEFIT)  NET INCOME

------------------------------------------------------------------------------------------------------------------------------------

1998
----
Multiple Line Marketing  $  452,146  $ 72,110   $ 488,842  $ 35,414   $ 22,953     $     --       $ 58,367    $ 19,261    $ 39,106
Home Service                203,975    88,759     252,445    40,289     33,429           --         73,718      24,327      49,391
Independent Marketing        69,714   109,604     184,655    (5,337)    12,675           --          7,338       2,422       4,916
Health                      211,249     3,175     240,194   (25,770)     4,674           --        (21,096)     (6,962)    (14,134)
Credit Insurance             57,727     5,743      61,181     2,289      9,472           --         11,761       3,881       7,880
Senior Age Marketing        162,161    10,132     169,929     2,364      7,628           --          9,992       3,297       6,695
Direct Marketing             26,619     3,050      24,035     5,634        539           --          6,173       2,037       4,136
Capital and Surplus          81,471   123,520         761   204,230    (96,272)       8,048        116,006      24,390      91,616
All other                    38,851    24,659      56,782     6,728      4,902           --         11,630       3,838       7,792
----------------------------------------------------------------------------------------------------------------------------------
                         $1,303,913  $440,752  $1,478,824  $265,841   $     --       $8,048       $273,889     $76,491    $197,398
==================================================================================================================================
1997
----
Multiple Line Marketing   $ 408,184  $ 72,259   $ 427,132  $ 53,311   $ 21,229       $   --        $74,540    $ 24,598    $ 49,942
Home Service                209,082    89,638     249,127    49,593     33,064           --         82,657      27,277      55,380
Independent Marketing        70,590   112,032     178,419     4,203     13,604           --         17,807       5,876      11,931
Health                      185,057     3,088     200,797   (12,652)     3,966           --         (8,686)     (2,866)     (5,820)
Credit Insurance             54,363     5,677      57,847     2,193      8,895           --         11,088       3,659       7,429
Senior Age Marketing        168,685    15,030     182,914       801      8,298           --          9,099       3,003       6,096
Direct Marketing             26,615     2,972      26,712     2,875        542           --          3,417       1,128       2,289
Capital and Surplus         145,403   109,104       3,430   251,077    (94,679)       9,333        165,731      56,258     109,473
All other                    36,859    25,266      49,837    12,288      5,081           --         17,369       5,732      11,637
----------------------------------------------------------------------------------------------------------------------------------
                         $1,304,838  $435,066  $1,376,215  $363,689   $    --        $9,333       $373,022    $124,665    $248,357
==================================================================================================================================

AMERICAN NATIONAL INSURANCE COMPANY  AND SUBSIDIARIES

    There were no significant non-cash items to report. Substantially all of the Company's revenues are derived in the U.S.

    The majority of the operating segments provide essentially the same types of products. The following tables provide revenues within each segment by line of business for the years ended December 31, 1998 and 1997 (in thousands):

                  TOTAL REVENUES (INCLUDING INTEREST INCOME)

                                                                 ACCIDENT &      PROPERTY &                  ALL          TOTAL
                                        LIFE         ANNUITY       HEALTH         CASUALTY      CREDIT      OTHER        REVENUES
---------------------------------------------------------------------------------------------------------------------------------
1998
----
Multiple Line Marketing               $121,829      $ 16,826     $ 20,232         $365,369      $    --      $    --    $  524,256
Home Service                           279,531         4,410        8,793               --           --           --       292,734
Independent Marketing                    5,328       173,990           --               --           --           --       179,318
Health Insurance                         3,802            --      210,622               --           --           --       214,424
Credit Insurance                            --            --           --               --       63,470           --        63,470
Senior Age Marketing                    32,821         1,583      137,889               --           --           --       172,293
Direct Marketing                        29,042           165          462               --           --           --        29,669
Capital and Surplus                         --            --           --               --           --      204,991       204,991
All other                               31,996        18,962        1,977               --           --       10,575        63,510
----------------------------------------------------------------------------------------------------------------------------------
                                      $504,349      $215,936     $379,975          $365,369     $63,470     $215,566    $1,744,665
==================================================================================================================================
1997
----
Multiple Line Marketing               $120,083      $ 16,728     $ 20,008          $323,624     $    --     $     --    $  480,443
Home Service                           284,698         4,675        9,347                --          --           --       298,720
Independent Marketing                    3,525       179,097           --                --          --           --       182,622
Health Insurance                         3,224            --      184,920                --          --           --       188,144
Credit Insurance                            --            --           --                --      60,040           --        60,040
Senior Age Marketing                    34,583         1,549      147,583                --          --           --       183,715
Direct Marketing                        28,901           176          510                --          --           --        29,587
Capital and Surplus                         --            --           --                --          --      254,507       254,507
All other                               33,331        17,684        2,791                --          --        8,319        62,125
----------------------------------------------------------------------------------------------------------------------------------
                                      $508,345      $219,909     $365,159          $323,624     $60,040     $262,826    $1,739,903
==================================================================================================================================

     Within all operating segments, to the extent required for reserves, fixed income assets and policy loans have been directly assigned to the insurance lines. Equity type assets, such as stocks, real estate and other invested assets, have been allocated to the segments, based on the equity invested in each. Assets of the non-insurance companies are specifically associated with those companies in the "All other" segment. Any assets not allocated are assigned to Capital and Surplus.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

     The following table summarizes assets by operating segment for the years ended December 31, 1998 and 1997 (in thousands):

                                       1998           1997
-------------------------------------------------------------
Multiple Line Marketing             $1,513,396     $1,425,919
Home Service                         1,760,415      1,741,155
Independent Marketing                1,761,832      1,874,000
Health                                 170,301        140,179
Credit Insurance                       372,787        355,789
Senior Age Marketing                   330,631        326,235
Direct Marketing                        83,759         76,939
Capital and surplus                  2,232,612      2,066,779
All other                              589,919        476,781
-------------------------------------------------------------
  Total assets                      $8,815,652     $8,483,776
=============================================================

     The net assets of the Capital and Surplus segment include investments in unconsolidated affiliates. Substantially all of the company's assets are located in the U.S.

     The amount of each segment item reported is the measure reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segment and assessing its performance. Adjustments and eliminations made in preparing the financial statements and allocations of revenues, expenses and gains or losses have been included in determining reported segment profit or loss.

     The reported measures are determined in accordance with the measurement principles most consistent with those used in measuring the corresponding amounts in the consolidated financial statements.

     The results of the operating segments of the business are affected by economic conditions and customer demands. A significant portion of American National's insurance business is written through one third-party marketing organization. During 1998, approximately 11% of the total premium revenues and policy account deposits were written through that organization, which is included in the Independent Marketing operating segment. This compares with 18% in 1997. Of the total business written by this one organization, the majority was annuities.

(14) RECONCILIATION TO STATUTORY ACCOUNTING

     American National and its insurance subsidiaries are required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from those used to prepare financial statements on the basis of generally accepted accounting principles.

     Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, as of and for the years ended December 31, are as follows (in thousands):

                                                 1998           1997
----------------------------------------------------------------------
Statutory net income of insurance companies   $ 155,368      $ 207,998
Net gain of non-insurance companies              15,240          2,592
----------------------------------------------------------------------
Combined net income                             170,608        210,590
Increases/(decreases):
  Deferred policy acquisition costs              (9,795)        12,267
  Policyholder funds                             18,702          7,963
  Deferred federal income tax benefit             1,216          9,606
  Premiums deferred and other receivables           (84)           602
  Gain (loss) on sale of investments               (292)            79
  Change in interest maintenance reserve          2,773          1,532
  Asset valuation allowances                     11,492          3,524
Other adjustments, net                            2,854          2,218
Consolidating eliminations and adjustments          (76)           (24)
----------------------------------------------------------------------
Net income reported herein                    $ 197,398      $ 248,357
======================================================================

                                                 1998           1997
-----------------------------------------------------------------------
Statutory capital and surplus of insurance
 companies                                    $2,163,593     $2,011,016
Stockholders equity
of non-insurance companies                       305,920         77,725
-----------------------------------------------------------------------
Combined capital and surplus                   2,469,513      2,088,741
Increases/(decreases):
  Deferred policy acquisition costs              731,703        748,341
  Policyholder funds                             154,445        135,262
  Deferred federal income taxes                 (259,243)      (215,606)
  Premiums deferred and other receivables        (78,139)       (77,629)
  Reinsurance in "unauthorized companies"         38,748         34,010
  Statutory asset valuation reserve              344,926        370,102
  Statutory interest maintenance reserve          10,762          7,989
  Asset valuation allowances                     (28,489)       (44,899)
  Investment market value adjustments             48,656         39,050
Non-admitted assets and other adjustments, net   173,877        135,680
Consolidating eliminations and adjustments      (692,147)      (515,624)
-----------------------------------------------------------------------
Stockholders' equity reported herein          $2,914,612     $2,705,417
=======================================================================

     In accordance with various government and state regulations, American National and its insurance subsidiaries had bonds with an amortized value of $74,021,000 on deposit with appropriate regulatory authorities.

(15) RETIREMENT BENEFITS

     American National and its subsidiaries have one tax-qualified pension plan, which has three separate programs. One of the programs is contributory and covers home service agents and managers. The other two programs are noncontributory, with one covering salaried and management employees and the other covering home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

employees provides pension benefits that are based on years of service and the employee's compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee's career average earnings and years of service. American National also sponsors two non-tax-qualified pension plans for key executives. These plans restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

     The companies' funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974.

     Actuarial computations of pension expense (before income taxes) produced a pension debit of $3,051,000 for 1998 and $2,474,000 for 1997.

     The pension debit is made up of the following (in thousands):

                                                   1998          1997
----------------------------------------------------------------------
Service cost--benefits earned during period      $ 5,629       $ 5,402
Interest cost on projected benefit obligation      7,661         7,221
Expected return on plan assets                    (8,887)       (8,795)
Amortization of past service cost                    473           490
Amortization of transition asset                  (2,619)       (2,619)
Amortization of actuarial loss                       794           775
----------------------------------------------------------------------
Total pension debit                              $ 3,051       $ 2,474
======================================================================

     The following table sets forth the funded status and amounts recognized in the consolidated statements of financial position at December 31 for the companies' pension plans.

     Actuarial present value of benefit obligation:

                                             1998                  1997
--------------------------------------------------------------------------------
                                   ASSETS    ACCUMULATED   ASSETS    ACCUMULATED
                                   EXCEED      BENEFITS    EXCEED      BENEFITS
                                 ACCUMULATED    EXCEED   ACCUMULATED    EXCEED
                                   BENEFITS     ASSETS     BENEFITS     ASSETS
-------------------------------------------------------------------------------
Vested benefit obligation         $(76,916)    $(19,136)  $(71,811)   $(22,468)
===============================================================================
Accumulated benefit obligation    $(79,405)    $(19,136)  $(75,492)   $(22,468)
===============================================================================
Projected benefit obligation      $(96,812)    $(26,340)  $(92,422)   $(22,616)
Plan assets at fair value
 (long-term securities)            137,543           --    129,380          --
-------------------------------------------------------------------------------
Funded status:
Plan assets in excess of
 projected benefit obligation       40,731      (26,340)   36,958     (22,616)
Unrecognized net loss                2,341        3,729     8,305       2,614
Prior service cost not yet
 recognized in periodic
 pension cost                           --        1,028        --       1,505
Unrecognized net transition asset
 at January 1 being recognized
 over 15 years                      (7,858)          --   (10,477)         --
-------------------------------------------------------------------------------
Prepaid pension cost included
 in other assets or other
 liabilities                      $ 35,214    $ (21,583) $ 34,786   $ (18,497)
===============================================================================

     Assumptions used at December 31:

                                                     1998        1997
----------------------------------------------------------------------
Weighted average discount rate on
 benefit obligation                                  6.50%      6.50%
Rate of increase in compensation levels              4.80%      4.80%
Expected long-term rate of return on plan assets     7.00%      7.00%

OTHER BENEFITS

     Under American National and its subsidiaries' various group benefit plans for active employees, a $2,500 paid-up life insurance certificate is provided upon retirement for eligible participants who meet certain age and length of service requirements.

     American National has one retiree health benefit plan for retirees of all companies in the consolidated group, with the exception of Standard Life and Accident Insurance Company (Standard). The retirees of Standard are covered under a separate health plan. Participation in either of these plans is limited to current retirees and their dependents and those employees and their dependents who met certain age and length of service requirements as of December 31, 1993. No new participants will be added to these plans in the future.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

     The retiree health benefit plans provide major medical benefits for participants under the age of 65 and Medicare supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plans are contributory, with the company's contribution limited to $80 per month for retirees and spouses under the age of 65, and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by the companies, are to be contributed by the retirees.

     The accrued post-retirement benefit obligation, included in other liabilities, was $12,989,000 and $12,970,000 at December 31, 1998 and 1997,
respectively. These amounts were approximately equal to the unfunded accumulated post-retirement benefit obligation. Since the companies' contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated post-retirement benefit obligation.

(16) COMMITMENTS AND CONTINGENCIES

     American National and its subsidiaries lease office space in various cities for their insurance sales offices. The long-term lease commitments at December 31, 1998 were approximately $5,620,000.

     In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 1998 to purchase, expand or improve real estate, and to fund mortgage loans aggregating $120,922,000, all of which are expected to be funded in 1999. As of December 13, 1998, all of the mortgage loan commitments have interest rates that are fixed.

     The companies are defendants in various lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. Management is of the opinion, after reviewing the above matters with legal counsel, that the ultimate liability, if any, resulting from any of or all of the above matters would not have a material adverse effect on the companies' consolidated financial position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions.

APPENDIX

ILLUSTRATIONS OF DEATH BENEFITS, ACCUMULATION VALUES AND SURRENDER VALUES

The table on pages 69 and 70 illustrates how Accumulation Value, Surrender Value and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results. The illustrations assume:

 . a gross annual investment rate of return (i.e. investment income and capital gains and losses) of 0%, 6% or 12%,

 . a $100,000 Specified Amount,

 . the Insured is a male, age 65,

 . $10,000 initial premium is paid,

 . all Accumulation Value is allocated to the Separate Account,

 . no Policy Loans are made,

 . no transfers to the Fixed Account,

 . no more than twelve transfers among Subaccounts, and

 . fees and expenses for the Eligible Portfolios at a hypothetical annual rate of 0.92% of net assets (the rate is a simple average, for all Eligible
  Portfolios, of the "Management Fees" and "Other Expenses", indicated for each Eligible Portfolio in the Eligible Portfolio Annual Expenses table. Certain fee waiver and expense reimbursement arrangements exist and are reflected in this average. Excluding the effect of these arrangements, the simple average of the "Management Fees" and "Other Expenses" would be 1.05%).

The Accumulation Value, Surrender Value and Death Benefit shown in the illustrations may be different if any of the above assumptions changed.

The table on page 69 is based on the current schedule of Monthly Deductions. We may, however, change the current schedule of Monthly Deductions at any time and for any reason. Accordingly, you should not construe the tables as guarantees or estimates of amounts to be paid in the future.

The table on page 70 is based on the assumption that the maximum allowable Monthly Deductions are made throughout the life of the Policy.

Illustrations also reflect the Daily Asset Charge, which is levied against each Subaccount at an annual rate of 1.25% of average daily Accumulation Value. After adjustment to reflect the Daily Asset Charge and the average Eligible Portfolio Annual Expenses, the illustrated hypothetical gross annual investment rates of return of 0%, 6% and 12% correspond to approximate hypothetical net annual rates of -2.17%, 3.83% and 9.83%.

The illustrations do not reflect any charges for federal income tax burden attributable to the Separate Account, since we are not currently making such charges. However, such charges may be made in the future, and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated. (See "Federal Tax Matters," page 30.)

If a Policy Loan is made, both Surrender Value and Death Benefit Proceeds will be reduced by the amount of outstanding Policy Debt. Even if repaid, Policy Debt may permanently affect the Policy's values. The effect could be favorable or unfavorable depending on whether the investment performance of the subaccount(s)/Fixed Account you selected is less than or greater than the interest rate credited to the Accumulation Value held to secure the loan.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                            VARIABLE LIFE INSURANCE
               ILLUSTRATION OF DEATH BENEFITS AND POLICY VALUES
                       CURRENT CHARGES AND DEDUCTIONS *

                               Male Issue Age 65
                      Initial Premium at Issue = $10,000

                                                 VALUES ASSUMING A HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                        ----------------------------------------------------------------------------------------------------------
                                           0%                                    6%                                12%
                        ----------------------------------------------------------------------------------------------------------
END OF      PREMIUMS
POLICY    ACCUMULATED   ACCUMULATION   SURRENDER     DEATH     ACCUMULATION   SURRENDER    DEATH   ACCUMULATION  SURRENDER  DEATH
YEAR         AT 5%         VALUE         VALUE      BENEFIT       VALUE         VALUE     BENEFIT      VALUE       VALUE   BENEFIT
----------------------------------------------------------------------------------------------------------------------------------
 1          10,500         9,650          8,750     17,791       10,234          9,334     17,791      10,818      9,918    17,791
 2          11,025         9,310          8,460     17,791       10,474          9,624     17,791      11,707     10,857    17,791
 3          11,576         8,982          8,182     17,791       10,721          9,921     17,791      12,671     11,871    17,791
 4          12,155         8,663          7,963     17,791       10,974         10,274     17,791      13,718     13,018    17,791
 5          12,763         8,355          7,755     17,791       11,234         10,634     17,791      14,855     14,255    17,791
 6          13,401         8,057          7,557     17,791       11,502         11,002     17,791      16,090     15,590    18,181
 7          14,071         7,768          7,368     17,791       11,776         11,376     17,791      17,437     17,037    19,355
 8          14,775         7,488          7,188     17,791       12,058         11,758     17,791      18,908     18,608    20,610
 9          15,513         7,217          7,017     17,791       12,347         12,147     17,791      20,517     20,317    21,953
10          16,289         6,955          6,955     17,791       12,644         12,644     17,791      22,282     22,282    23,396
11          17,103         6,734          6,734     17,791       13,015         13,015     17,791      24,322     24,322    25,538
12          17,959         6,520          6,520     17,791       13,397         13,397     17,791      26,543     26,543    27,870
13          18,856         6,311          6,311     17,791       13,791         13,791     17,791      28,960     28,960    30,408
14          19,799         6,108          6,108     17,791       14,198         14,198     17,791      31,588     31,588    33,167
15          20,789         5,910          5,910     17,791       14,618         14,618     17,791      34,443     34,443    36,166
16          21,829         5,717          5,717     17,791       15,052         15,052     17,791      37,544     37,544    39,421
17          22,920         5,530          5,530     17,791       15,500         15,500     17,791      40,925     40,925    42,971
18          24,066         5,348          5,348     17,791       15,962         15,962     17,791      44,613     44,613    46,844
19          25,270         5,170          5,170     17,791       16,438         16,438     17,791      48,638     48,638    51,070
20          26,533         4,998          4,998     17,791       16,930         16,930     17,791      53,030     53,030    55,681
25          33,864            **             **         **           **             **         **      81,994     81,994    86,094
30          43,219            **             **         **           **             **         **     126,999    126,999   126,999

 * (See "CHARGES AND DEDUCTIONS" on page 20.)
** The Policy is lapsed.

The Death Benefit at age 100 and thereafter equals the Accumulation Value. The illustration assumes no Policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                            VARIABLE LIFE INSURANCE
               ILLUSTRATION OF DEATH BENEFITS AND POLICY VALUES
                      GUARANTEED CHARGES AND DEDUCTIONS*

                               Male Issue Age 65
                      Initial Premium at Issue = $10,000

                                                 VALUES ASSUMING A HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                        ----------------------------------------------------------------------------------------------------------
                                           0%                                    6%                                12%
                        ----------------------------------------------------------------------------------------------------------
END OF      PREMIUMS
POLICY    ACCUMULATED   ACCUMULATION   SURRENDER     DEATH     ACCUMULATION   SURRENDER    DEATH   ACCUMULATION  SURRENDER  DEATH
YEAR         AT 5%         VALUE         VALUE      BENEFIT       VALUE         VALUE     BENEFIT      VALUE       VALUE   BENEFIT
----------------------------------------------------------------------------------------------------------------------------------
 1          10,500         9,498          8,598       17,791      10,087       9,187       17,791     10,676        9,776   17,791
 2          11,025         8,973          8,123       17,791      10,158       9,308       17,791     11,415       10,565   17,791
 3          11,576         8,422          7,622       17,791      10,213       9,413       17,791     12,230       11,430   17,791
 4          12,155         7,838          7,138       17,791      10,248       9,548       17,791     13,134       12,434   17,791
 5          12,763         7,214          6,614       17,791      10,260       9,660       17,791     14,141       13,541   17,791
 6          13,401         6,542          6,042       17,791      10,243       9,743       17,791     15,273       14,773   17,791
 7          14,071         5,808          5,408       17,791      10,192       9,792       17,791     16,543       16,143   18,363
 8          14,775         4,999          4,699       17,791      10,097       9,797       17,791     17,937       17,637   19,551
 9          15,513         4,093          3,893       17,791       9,948       9,748       17,791     19,461       19,261   20,823
10          16,289         3,071          3,071       17,791       9,735       9,735       17,791     21,133       21,133   22,190
11          17,103         1,907          1,907       17,791       9,443       9,443       17,791     22,974       22,974   24,123
12          17,959           573            573       17,791       9,056       9,056       17,791     24,969       24,969   26,218
13          18,856            **             **           **       8,556       8,556       17,791     27,132       27,132   28,488
14          19,799            **             **           **       7,917       7,917       17,791     29,473       29,473   30,947
15          20,789            **             **           **       7,103       7,103       17,791     32,007       32,007   33,607
16          21,829            **             **           **       6,065       6,065       17,791     34,746       34,746   36,483
17          22,920            **             **           **       4,731       4,731       17,791     37,703       37,703   39,588
18          24,066            **             **           **       3,003       3,003       17,791     40,891       40,891   42,935
19          25,270            **             **           **         741         741       17,791     44,322       44,322   46,538
20          26,533            **             **           **          **          **           **     48,010       48,010   50,410
25          33,864            **             **           **          **          **           **     70,779       70,779   74,318
30          43,219            **             **           **          **          **           **    105,276      105,276  105,276

 * (See "CHARGES AND DEDUCTIONS" on page 20.)
** The Policy is lapsed.

The Death Benefit at age 100 and thereafter equals the Accumulation Value. The illustration assumes no Policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

          [LOGO OF AMERICAN NATIONAL INSURANCE COMPANY APPEARS HERE]

                      American National Insurance Company
                                One Moody Plaza
                          Galveston, Texas 77550-7999

Form 7684                                                             Rev. 4-99

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

     American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in this pre-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of 70 pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representation pursuant to Section 26(e)(2)(A).
     Signatures.
     Written Consents

     The following exhibits, corresponding to those required by the instructions as to exhibits in Form N-8B-2:

Exhibit 1 Resolution of the Board of Directors of American National Insurance Company authorizing establishment of American National Variable Life Separate Account (previously filed on April 24, 1998)

Exhibit 2        Not Applicable

Exhibit 3(a) Distribution and Administrative Services Agreement (previously filed on April 24, 1998)

Exhibit 3(b)     Not Applicable

Exhibit 3(c)     Schedule of Sales Commissions (previously filed on April 24,
                 1998)

Exhibit 4        Not Applicable

Exhibit 5 Flexible Premium Variable Life Insurance Policy (previously filed on April 24, 1998)

Exhibit 6(1) Articles of Incorporation of American National Insurance Company (previously filed on April 24, 1998)

Exhibit 6(2) By-laws of American National Insurance Company (previously filed on April 24, 1998)

Exhibit 7        Not Applicable

Exhibit 8(1) Form of American National Investment Accounts, Inc. Fund Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(2) Form of Variable Insurance Products Fund Fund Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(3)     Form of Variable Insurance Products Fund II Fund
                 Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(4) Form of Variable Insurance Products Fund III Fund Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(5) Form of T. Rowe Price Fund Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(6) Form of MFS Variable Insurance Trust Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(7) Form of Federated Insurance Series Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(8) Form of Van Eck Worldwide Insurance Trust Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(9) Form of Lazard Retirement Series, Inc. Participation Agreement (previously filed on April 24, 1998)

Exhibit 9        Not Applicable

Exhibit 10 Application Form (previously filed in post-effective amendment no. 8 on April 26, 1996)

Exhibit 11       Independent Auditors' Consent

Exhibit 12       Opinion of Counsel

Exhibit 13       Consent of Counsel (included in Exhibit 12)

Exhibit 14       Actuarial Opinion

Exhibit 15 Actuarial Basis of Payment and Cash Value Adjustment Pursuant to Rule 6e-3(T)(b)(V)(B) (previously filed on January 15, 1999)

Exhibit 16 Procedures Memorandum Pursuant to Rule 6e-3(T)(b)(12)(iii) (previously filed on January 15, 1999)

Exhibit 27       Financial Data Schedule (not applicable)

     As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this amended registration statement to be signed on its behalf, in the City of Galveston, and the State of Texas on the 30/th/ day of April, 1999.

                         American National Variable Life Separate Account (Registrant)

                              By:   American National Insurance Company


                                    By:/s/ Robert L. Moody
                                       -------------------------------------
                                       Robert L. Moody, Chairman of the Board,
                                       President and Chief Executive Officer

                         American National Insurance Company
                         (Depositor)


                              By: /s/ Robert L. Moody
                                 ----------------------------------------
                                 Robert L. Moody, Chairman of the Board,
                                 President and Chief Executive Officer

attest:

/s/ Vincent E. Soler, Jr.
-------------------------
Vincent E. Soler, Jr.,
Vice President,
 Secretary and Treasurer

     As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities and on the dates indicated:

Signature                     Title                          Date
---------                     -----                          ----

/s/ Michael W. McCroskey    Executive Vice President -      April 30, 1999
-------------------------   Investments (Principal
Michael W. McCroskey        Financial Officer)

/s/ Stephen E. Pavlicek     Senior Vice President and       April 30, 1999
-------------------------   Controller (Principal
Stephen E. Pavlicek         Accounting Officer)

Signature                             Title                    Date
---------                             -----                    ----


/s/ Robert L. Moody                 Chairman of the Board,     April 30, 1999
----------------------------        Director, President and
Robert L. Moody                     Chief Executive Officer


/s/ G. Richard Ferdinandtsen        Director                   April 30, 1999
----------------------------
G. Richard Ferdinandtsen


/s/ Irwin M. Herz, Jr.              Director                   April 30, 1999
----------------------------
Irwin M. Herz, Jr.


/s/ Eugene Lucas                    Director                   April 30, 1999
----------------------------
R. Eugene Lucas

                                    Director
----------------------------
E. Douglas McLeod

                                    Director
----------------------------
Frances Anne Moody

                                    Director
----------------------------
Russell S. Moody

                                    Director
----------------------------
W.L. Moody, IV


/s/ Joe Max Taylor                  Director                   April 30, 1999
----------------------------
Joe Max Taylor